As filed with the Securities and Exchange Commission on July 14, 2000.

                                                            File Nos. 333-____
                                                                      811-4254
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO. [ ]
                        POST-EFFECTIVE AMENDMENT NO. [ ]

                           SMITH BARNEY INCOME FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              388 Greenwich Street
                               New York, NY 10013
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, Including Area Code: 800-451-2010

                               HEATH B. McLENDON
                          SSB CITI FUND MANAGEMENT LLC
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                    (Name and Address of Agent for Service)

                                WITH COPIES TO:

Robert I. Frenkel, Esq.    Christina T. Sydor, Esq.    Roger P. Joseph, Esq.   Burton M. Leibert, Esq.
SSB Citi Fund              SSB Citi Fund               Bingham Dana LLP        Willkie Farr &
   Management LLC            Management LLC            150 Federal Street        Gallagher
388 Greenwich Street       388 Greenwich Street        Boston, MA  02110       787 Seventh Avenue
New York, NY  10013        New York, NY  10013                                 New York, NY  10019


 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: as soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933

                     Title of Securities Being Registered:
       Shares of Beneficial Interest ($0.001 par value) of the Registrant
-------------------------------------------------------------------------------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon
Section 24(f).

It is proposed that this filing will become effective on August 14, 2000 pursuant to Rule 488 under the Securities Act of 1933.

                          CITIFUNDS BALANCED PORTFOLIO
             21 Milk Street, 5th Floor, Boston, Massachusetts  02109

                                                                August 16, 2000


Dear Shareholders:

     You are being asked to vote on an Agreement and Plan of Reorganization whereby substantially all of the assets of CitiFunds Balanced Portfolio (the "CitiFund"), a series of CitiFunds Trust I, will be transferred in a tax-free reorganization to the Smith Barney Balanced Fund (the "Smith Barney Fund"), a series of Smith Barney Income Funds, in exchange for shares of the Smith Barney Fund.

     If the Agreement and Plan of Reorganization is approved and consummated, you will no longer be a shareholder of the CitiFund; you will become a shareholder of the Smith Barney Fund. You will receive shares of the corresponding class of the Smith Barney Fund with an aggregate net asset value equal to the aggregate net asset value of your shares in the CitiFund.

     The Smith Barney Fund is advised by SSB Citi Fund Management LLC ("SSB Citi"). SSB Citi, like Citibank, N.A. ("Citibank"), the adviser of the CitiFund, is a subsidiary of Citigroup Inc. SSB Citi also currently manages the equity portion of the CitiFund as subadviser. Citigroup has proposed the reorganization of the CitiFund into the Smith Barney Fund in order to eliminate duplication in the mutual fund investment advisory operations of SSB Citi and Citibank.

     Each Fund is a "balanced" mutual fund that pursues its investment objective by investing in a mix of equity and fixed income securities. The Smith Barney Fund's investment objectives and policies are similar to those of the CitiFund.

     After carefully studying the merits of the proposal, the Board of Trustees of CitiFunds Trust I has determined that the reorganization of the CitiFund with the Smith Barney Fund will benefit the CitiFund shareholders.

     The Smith Barney Fund will offer CitiFund shareholders a mutual fund with similar investment objectives and policies. The Trustees of CitiFunds Trust I believe that combining the assets of the CitiFund with the Smith Barney Fund could result in more efficient mutual fund operations due to economies of scale without substantially changing the investment profile of the CitiFund. As a result of the reorganization, CitiFund shareholders will be part of a larger fund family offering a wide array of mutual funds. CitiFund shareholders will be able to exchange their shares among most or all of those Smith Barney funds.

     The Board of Trustees of CitiFund Trust I believes that the proposal set forth in the notice of meeting for your fund is important and recommends that you read the enclosed materials carefully and then vote for the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POsTAGE-PAID ENVELOPE. YOU MAY ALSO CAST YOUR VOTE VIA THE INTERNET OR BY TELEPHONE AS DESCrIBED IN THE ENCLOSED PROXY VOTING MATERIALS. For more information, please contact your service agent or call 1-800-625-4554. If your account is held with Citicorp Investment Services, please call 1-800-846-5200; in New York City, you will need to call 212-820-2380.

                                          Respectfully,


                                          Philip W. Coolidge
                                          President



     WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR CAST YOUR VOTE VIA THE INTERNET OR BY TELEPHONE, TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARdLESS OF THE NUMBER OF SHARES YOU OWN.

                          CITIFUNDS BALANCED PORTFOLIO

                           21 Milk Street, 5th Floor
                          Boston, Massachusetts 02109
                           Telephone: (617) 423-1679

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders of CitiFunds Balanced Portfolio (the "CitiFund"), a series of CitiFunds Trust I, will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 4th Floor, Balcony Dining, New York, New York 10048, on October 2, 2000 at 3:30 p.m., Eastern time, for the following purposes:

      ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of the CitiFund to the Smith Barney Balanced Fund (the "Smith Barney Fund"), a series of Smith Barney Income Funds, solely in exchange for voting shares of the corresponding class of the Smith Barney Fund; (2) the distribution of the shares to the shareholders of the CitiFund in liquidation of the CitiFund; and (3) the termination of the CitiFund.

      ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

     Item 1 is described in the attached Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF THE CITIFUND RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

     Only shareholders of record on August 11, 2000 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.


                                          Robert I. Frenkel, Secretary


August 16, 2000

     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HElP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOU ALSO MAY RETURN PROXIES By TOUCHTONE VOTING OVER THE TELEPHONE OR BY VOTING ON THE INTERNET.

                      COMBINED PROXY STATEMENT/PROSPECTUS
                                August 16, 2000

                         Relating to the acquisition by
                    SMITH BARNEY BALANCED FUND, a series of
                           SMITH BARNEY INCOME FUNDS
                              388 Greenwich Street
                               New York, NY 10013
                           Telephone: (800) 451-2010

                                of the assets of

                   CITIFUNDS BALANCED PORTFOLIO, a series of
                               CITIFUNDS TRUST I
                           21 Milk Street, 5th Floor
                          Boston, Massachusetts 02109
                           Telephone: (617) 423-1679


     This Proxy Statement/Prospectus is furnished to shareholders of CitiFunds Balanced Portfolio (the "CitiFund"), a series of CitiFunds Trust I (the "CitiFunds Trust") in connection with the solicitation of proxies for a Special Meeting of Shareholders of the CitiFund at which shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") between the CitiFunds Trust, on behalf of the CitiFund, and Smith Barney Income Funds, on behalf of its series, Smith Barney Balanced Fund (the "Smith Barney Fund").

     The Plan provides that substantially all of the assets and liabilities of the CitiFund will be transferred to the Smith Barney Fund. In exchange for the transfer of these assets and liabilities, the CitiFund will receive voting shares of the Smith Barney Fund. Shares of the Smith Barney Fund received would then be distributed to the shareholders of the CitiFund in complete liquidation of the CitiFund, and the CitiFund would be terminated. As a result of these reorganization transactions, each shareholder of each class of the CitiFund would receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiFund held on the closing date of the reorganization transaction (the "Reorganization").

     The CitiFund and Smith Barney Fund are each a series of open-end management investment companies. The Smith Barney Fund, like the CitiFund, is a "balanced" fund that pursues its investment objective by investing in a mix of equity and fixed income securities. The Smith Barney Fund has investment objectives and policies similar to those of the CitiFund, except as set forth herein.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Smith Barney Fund that a prospective investor should know before investing. This Proxy Statement/Prospectus is also accompanied by the Smith Barney Fund's annual report to shareholders for the year ended July 31, 1999 and semi-annual report to shareholders for the six-month period ended January 31, 2000, each of which is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Smith Barney Fund, see the Prospectus for the Smith Barney Fund, dated November 28, 1999, as supplemented from time to time, which is incorporated herein by reference. Additional information is set forth in the Statement of Additional Information of the Smith Barney Fund, dated November 28, 1999, which is incorporated herein by reference. The Prospectus and Statement of Additional Information of the

Smith Barney Fund are on file with the Securities and Exchange Commission and are available without charge upon request by writing or calling the Smith Barney Fund at the address or telephone number indicated above.

     Additional information is set forth in (a) the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated August 16, 2000,
(b) the Prospectus and Statement of Additional Information of the CitiFund, dated March 1, 2000, and (c) the Annual Report for the fiscal year ended October 31, 1999 and the Semi-Annual Report for the six-month period ended April 30, 2000 relating to the CitiFund. Each of these documents is incorporated herein by reference and is on file with the Securities and Exchange Commission. You may obtain a copy of any of these documents without charge upon request by writing or calling the CitiFund at the address or telephone number indicated above.

     This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about August 16, 2000.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HaVING BEEN AUTHORIZED BY THE CITIFUND OR THE SMITH BARnEY FUND.

                               TABLE OF CONTENTS


SYNOPSIS...............................................................
   Proposed Transaction................................................
   Comparison of Investment Objectives and Policies....................
   Comparison of Investment Structure of the
      CitiFund and Smith Barney Fund...................................
   Investment Advisory Services and Management Fees....................
   Overall Expenses....................................................
   Distribution of Shares and Other Services...........................
   Sales Charges, Purchase Policies,
      Redemption and Exchange Information..............................
   Dividends and Other Distributions...................................
   Tax Consequences....................................................
   Other Mergers.......................................................

PRINCIPAL INVESTMENTS, RISK FACTORS AND INVESTMENT RESTRICTIONS
   Principal Investments and Risk Factors..............................
   Fundamental Investment Restrictions.................................

THE PROPOSED TRANSACTION...............................................
   Description of the Plan.............................................
   Reasons for the Proposed Transaction................................
   Description of the Securities to be Issued..........................
   Federal Income Tax Consequences.....................................
   Liquidation and Termination of the CitiFund.........................
   Portfolio Securities................................................
   Portfolio Turnover..................................................
   Pro Forma Capitalization............................................
   Performance.........................................................

VOTING INFORMATION.....................................................
   General Information.................................................
   Quorum; Vote Required to Approve Proposal...........................
   Outstanding Shareholders............................................

ADDITIONAL INFORMATION ABOUT THE FUNDS.................................

OTHER MATTERS..........................................................

                                    SYNOPSIS

     The following is a summary of certain information contained in this Proxy Statement/Prospectus regarding the CitiFund and the Smith Barney Fund (each, a "Fund," and collectively, the "Funds") and the proposed Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Smith Barney Fund, the Prospectus of the CitiFund, and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the CitiFund should read this entire Proxy Statement/Prospectus carefully.

Proposed Transaction

     The Board of Trustees of CitiFunds Trust I (the "CitiFunds Trust") on behalf of the CitiFund, including the Trustees who are not "interested persons" of such Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees"), approved the Plan on July 13, 2000. The Plan provides that substantially all of the assets and liabilities of the CitiFund will be transferred to the Smith Barney Fund. The CitiFund holds its assets through two underlying investment companies (the "Underlying Portfolios"). As part of the reorganization, and prior to the transfer of assets to the Smith Barney Fund, the CitiFund will receive a distribution in kind from the Underlying Portfolios of the investment securities held by the Underlying Portfolios on its behalf (and associated liabilities), and those investment securities will be the assets transferred to the Smith Barney Fund. In exchange for the transfer of those assets and liabilities, the CitiFund will receive voting shares of the Smith Barney Fund. Shares of the Smith Barney Fund received will then be distributed to the shareholders of the CitiFund in complete liquidation of the CitiFund, and the CitiFund would be terminated. As a result of the Reorganization, each shareholder of each class of the CitiFund will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiFund held as of the close of business on the closing date of the Reorganization (the "Closing Date"). The Closing Date is expected to be October 6, 2000 or such later date as the parties may agree in writing.

     For the reasons described below under "The Proposed Transaction - Reasons for the Proposed Transaction," the Board of Trustees of the CitiFund, including the Non-Interested Trustees, has concluded that the Reorganization is in the best interests of the CitiFund and its shareholders and that the interests of the existing shareholders of the CitiFund will not be diluted as a result of the Reorganization.

     Accordingly, the Trustees recommend approval of the Plan. If the Plan is not approved, the CitiFund will continue in existence unless other action is taken by the Trustees; such other action may include resubmission of the Plan to shareholders, maintaining the status quo, or termination and liquidation of the CitiFund.

Comparison of Investment Objectives and Policies

Goals

     The goals of the CitiFund are to provide high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk. The goal of the Smith Barney Fund is to provide current income and long-term capital appreciation.

Investment Policies

     Asset Allocation. Under normal circumstances, approximately 60% of the CitiFund's total assets is invested in equity securities of large cap issuers (meaning issuers having market capitalizations within the top 1,000 stocks in the equity market), and at least 25% of the Fund's total assets is invested in fixed income investments. The Fund's blend of stocks and bonds may shift from time to time to take advantage of a strong market or based on the outlook for risk and return as determined by Citibank, N.A. ("Citibank"), the CitiFund's investment manager.

     The Smith Barney Fund invests a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed income securities. Within these ranges, the Smith Barney Fund normally invests approximately 60% of its assets in equity securities and 40% in fixed income securities. These percentages may vary based on the outlook of SSB Citi Fund Management LLC, the Smith Barney Fund's investment manager ("SSB Citi"). The Smith Barney Fund invests in equity securities in a broad range of companies, industries and sectors. Generally, the equity portion of the Fund will be comprised primarily of mid-to-large capitalization companies. However, the Fund may also invest in smaller-capitalization companies if they otherwise meet the Fund's investment criteria.

     Equity Securities. Each Fund's equity securities consist primarily of common stocks. Each Fund also may invest in preferred stocks, warrants, and securities convertible into common stocks.

     Debt Securities. Each Fund's fixed income securities include securities issued by the U.S. government (or its agencies and instrumentalities), corporate securities, mortgage-backed securities, and asset-backed securities. The CitiFund's long-term non-convertible debt securities must be investment grade (meaning securities rated Baa or better by Moody's Investors Service ("Moody's") or BBB or better by Standard & Poor's Rating Service ("Standard & Poor's")) when the Fund purchases them. The CitiFund limits its debt securities that are rated Baa by Moody's or BBB by Standard & Poor's to less than 5% of its assets. Convertible securities in the CitiFund's equity portfolio are not required to be investment grade securities.

     The Smith Barney Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by a nationally recognized statistical rating organization or, if unrated, are deemed by SSB Citi to be of similar credit quality. Junk bonds may subject this Fund to higher risks, as discussed under "Principal Investments, Risk Factors and Investment Restrictions" below.

     Neither Fund is subject to restrictions on the maturity of the Fund's individual securities. The Smith Barney Fund normally expects to maintain an average portfolio maturity for the fixed income portion of its portfolio of between five and 15 years.

     Zero Coupon Obligations. Each Fund may invest in zero coupon obligations, such as zero coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. and foreign governments. The CitiFund's investments in zero-coupon obligations are limited to 15% of its total assets (see "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of zero coupon obligations).

     Derivative Securities. Each Fund may invest in derivative securities, including options on securities, stock index options, forward currency contracts, interest rate futures contracts, stock index futures contracts, and options on futures contracts (see "Principal Investments, Risk Factors and

Investment Restrictions" below for more information on the risks of derivatives). The CitiFund also may purchase call options on securities, purchase and write put and call options on a foreign currency, invest in swap agreements, and invest in interest-only securities ("IOs") and principal-only securities ("POs") (each a type of collateralized mortgage obligation ("CMO")). The Smith Barney Fund is subject to certain limits on the amount of its assets that may be invested in options, futures contracts and options on futures contracts and on the amount of its assets that may be committed to premiums on options and margin deposits on futures contracts (see the Statement of Additional Information of the Smith Barney Fund for a description of these limitations). The Smith Barney Fund may invest in certain types of derivative securities only for hedging purposes. The CitiFund may invest in these same derivative securities for both hedging purposes and to generate income, although the Fund currently invests in these derivatives only for hedging purposes. Each Fund is subject to certain limitations imposed by the Commodity Futures Trading Commission with respect to their investments in derivatives.

     Foreign Securities. The CitiFund may invest up to 25% of its assets in foreign equity and debt securities including depositary receipts (meaning receipts representing the right to receive securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). The CitiFund's foreign securities may be issued by issuers in developing countries. The Smith Barney Fund may invest without limit in foreign equity and debt securities, including depositary receipts, but may not invest in securities issued by issuers in developing countries (see "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of foreign securities).

Security Selection Process

     Equity Securities. In selecting equity investments for the CitiFund, the portfolio managers use a value-oriented approach. Citibank, N.A., the CitiFund's investment manager, looks for securities that they believe are currently undervalued relative to the company's cash flow, potential earnings prospects, growth rate and/or dividend paying ability. In selecting equity investments for the Smith Barney Fund, SSB Citi attempts to identify securities with favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price". Because this strategy combines both growth and value investing, it offers style diversification within a single mutual fund.

     Fixed Income Securities. In selecting securities to buy for the fixed income portion of the CitiFund's portfolio, the portfolio managers combine a "top-down" economic view with a "bottom-up" sector and company view. Citibank first reviews the Fund's duration and yield curve relative to the Fund's fixed income benchmark. The CitiFund's portfolio managers next determine the sector weighting of the portfolio. The CitiFund's portfolio managers then look at individual companies within those sectors or industries and select individual securities based on their relative value. In selecting individual fixed income securities for the Smith Barney Fund's portfolio, SSB Citi primarily focuses on the relative yields of securities and at various maturities. SSB Citi looks for favorable sector and maturity weightings based on interest rate outlook, stable or improving credit quality, and low price relative to credit and interest rate characteristics. The Smith Barney Fund normally expects to maintain an average portfolio maturity for the fixed income portion of its portfolio of between 5 and 15 years.

Comparison of Investment Structure of the CitiFund and the Smith Barney Fund

     The CitiFund invests in securities indirectly by investing in two underlying mutual funds, Large Cap Value Portfolio (which invests in equity securities) and U.S. Fixed Income Portfolio (which invests in fixed income and money market securities). Each portfolio is a mutual fund with its own investment goals and policies. Each portfolio buys, holds and sells securities in accordance with these goals and policies. Unless otherwise indicated, references to the CitiFund include its underlying portfolios.

     The Smith Barney Fund invests directly in securities. This difference in investment structure is not expected to affect in any material way CitiFunds shareholders who receive shares of the Smith Barney Fund in the Reorganization.

Investment Advisory Services and Management Fees

     Citibank, N.A., a wholly-owned subsidiary of Citigroup Inc., serves as the investment manager of the CitiFund. SSB Citi, also a wholly-owned subsidiary of Citigroup Inc., serves as the investment manager of the Smith Barney Fund and will continue to serve as the investment manager of the Smith Barney Fund after the consummation of the Reorganization. Citigroup businesses provide a broad range of financial services and asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading and use diverse channels to make them available to consumer and corporate customers around the world.

     Citibank, N.A. also serves as investment manager of each of the two underlying portfolios of the CitiFund. SSB Citi (the investment manager of the Smith Barney Fund) serves as subadviser to Large Cap Value Portfolio, one of the two underlying funds of the CitiFund. The CitiFund pays an aggregate management fee, which is accrued daily and paid monthly, of up to 0.70% of the CitiFund's average daily net assets on an annualized basis for the CitiFund's then-current fiscal year. This aggregate management fee includes fees payable to Citibank for the asset management and administrative services it provides to the CitiFund and its underlying portfolios and fees payable to SSB Citi for its sub-advisory services to Large Cap Value Portfolio.

     The management fee for the Smith Barney Fund is calculated at the annual rate of 0.45% of that Fund's average daily net assets. The Smith Barney Fund also pays to SSB Citi a fee for its administrative services in the amount of 0.20% of its average daily net assets. Thus, the Smith Barney Fund pays a smaller percentage of its average daily net assets in advisory and management fees than the CitiFund does. For a comparison of the total annual operating expenses of the CitiFund and Smith Barney Fund (which includes the expenses of the CitiFund's underlying funds) please review the expense tables under "Overall Expenses" below.

     Chad Graves is responsible for the day-to-day management of the equity portion of the Smith Barney Fund's portfolio, and James Conroy and John Bianchi are responsible for the day-to-day management of the fixed income portion. Messrs. Graves, Conroy and Bianchi are investment officers of SSB Citi and vice presidents of Salomon Smith Barney.

Overall Expenses

     After taking into account waivers and reimbursements by service providers to the CitiFund, the total annual operating expenses for Class A shares of the Smith Barney Fund were higher than the total annual operating expenses of Class A shares of the CitiFund. However, the total annual operating expenses of Class A shares of the Smith Barney Fund were lower than those of the CitiFund if waivers and reimbursements by the CitiFund's service providers, which can be terminated at any time, are not taken into account.

     The total annual operating expenses for Class B shares of the Smith Barney Fund, as determined for the Fund's most recent fiscal year, were lower than the total annual operating expenses of the Class B shares of the CitiFund for its most recent fiscal year.

     Further information about the expenses of each class of the CitiFund and the Smith Barney Fund for the fiscal years ended October 31, 1999 and July 31, 1999, respectively, and pro forma expenses following the proposed
Reorganization is outlined in the table below.


---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM         CITIFUNDS              SMITH BARNEY          PRO FORMA
YOUR INVESTMENT                 BALANCED                 BALANCED          SMITH BARNEY
                                PORTFOLIO                  FUND            BALANCED FUND

SHARE CLASS                  Class A  Class B       Class A  Class B       Class A  Class B

Maximum Sales Charge (Load)
 Imposed on Purchases          5.00%   None        5.00%      None          5.00%    None

Maximum Deferred Sales
Charge (Load)                  None1   5.00%2      None3      5.00%2        None3    5.00%

---------------------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES4
EXPENSES THAT ARE DEDUCTED
FROM FUNd ASSETS
Management Fees                0.70%5  0.70%5      0.65%5    0.65%5         0.65%5  0.65%5
Distribution (12b-1) Fees      0.25%   1.00%       0.25%     0.75%          0.25%   0.75%
Other Expenses
(administrative,
shareholder servicing and      0.21%   0.21%       0.18%     0.16%          0.18%   0.16%
other expenses)
TOTAL ANNUAL FUND
 OPERATING EXPENSES            1.16%*  1.91%*      1.08%     1.56%          1.08%   1.56%
---------------------------------------------------------------------------------------------

* Because some of CitiFunds Balanced Portfolio's expenses were waived or reimbursed, actual total operating expenses with respect to Class A and B shares for the fiscal year ended October 31, 1999 were 1.02% and 1.77%, respectively.
1 Except for investment of $500,000 or more.
2 Class B shares have a contingent deferred sales charge ("CDSC") which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
3 You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.
4 CitiFunds Balanced Portfolio invests in securities through two underlying mutual funds, Large Cap Value Portfolio and U.S. Fixed Income Portfolio. This table reflects the expenses of the fund and the two underlying portfolios.
5A combined fee for investment advisory and administrative services.
-------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in each of the Funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses (before waivers and reimbursements) remain the same. The expenses of the CitiFund's underlying funds are reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------------------
                                         1 Year      3 Years     5 Years     10 Years
---------------------------------------------------------------------------------------
CITIFUNDS BALANCED PORTFOLIO
---------------------------------------------------------------------------------------
  Class A                                 $612        $850        $1,106       $1,839
---------------------------------------------------------------------------------------
  Class B
---------------------------------------------------------------------------------------
   Assuming redemption at end of period   $694        $900        $1,132       $2,038
---------------------------------------------------------------------------------------
   Assuming no redemption                 $194        $600        $1,032       $2,038
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
SMITH BARNEY BALANCED FUND
---------------------------------------------------------------------------------------
  Class A                                 $605        $826        $1,066       $1,751
---------------------------------------------------------------------------------------
  Class B
---------------------------------------------------------------------------------------
   Assuming redemption at end of period   $659        $793        $950         $1,728
---------------------------------------------------------------------------------------
   Assuming no redemption                 $159        $493        $850         $1,728
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
PRO FORMA SMITH BARNEY BALANCED
PORTFOLIO
---------------------------------------------------------------------------------------
  Class A                                 $605        $826        $1,066       $1,751
---------------------------------------------------------------------------------------
  Class B
---------------------------------------------------------------------------------------
   Assuming redemption at end of period   $659        $793        $950         $1,728
---------------------------------------------------------------------------------------
   Assuming no redemption                 $159        $493        $850         $1,728
---------------------------------------------------------------------------------------

Distribution of Shares and Other Services

Distributor

     The distributor of the Smith Barney Fund is Salomon Smith Barney, Inc. A selling group consisting of Salomon Smith Barney and other broker-dealers sells shares of the Smith Barney Fund to the public. The distributor of the CitiFund is CFBDS, Inc.

     Both the CitiFund and the Smith Barney Fund have adopted Rule 12b-1 distribution plans for their Class A and B shares. Under the plans, each Fund pays distribution and service fees. The distribution and service fees for Class A shares of the CitiFund and the Smith Barney Fund are the same. The Class B shares of the Smith Barney Fund pay distribution and service fees that are 0.25% lower than the distribution and service fees paid by the Class B shares of the CitiFund. See "Overall Expenses" above for a comparison of the total fees for the CitiFund and the Smith Barney Fund.

Other Service Providers

     The CitiFund and Smith Barney Fund generally have different service providers. Upon completion of the Reorganization, the Smith Barney Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

-------------------------------------------------------------------------------
SERVICE PROVIDER        CITIFUND                      SMITH BARNEY FUND
-------------------------------------------------------------------------------
Custodian               State Street Bank and Trust   PNC Bank National
                        Company                       Association
-------------------------------------------------------------------------------
Auditors                PricewaterhouseCoopers        KPMG LLP
                        LLP
-------------------------------------------------------------------------------
Transfer Agent          State Street Bank and Trust   Citi Fiduciary Trust
                        Company                       Company
-------------------------------------------------------------------------------
Sub-Transfer Agent      N/A                           PFPC Global Fund Services
-------------------------------------------------------------------------------


Sales Charges, Purchase Policies, Redemption and Exchange Information

Sales Charges

     Class A shares of the CitiFund and the Smith Barney Fund are sold at net asset value plus a front-end sales charge. There will be no sales load charged to Class A shareholders of the CitiFund when they receive Class A shares of the Smith Barney Fund in the Reorganization. See "Overall Expenses" for tables comparing sales charges and other expenses of the Funds.

     The front-end sales charge on purchases of less than $25,000 of Class A shares of the CitiFund is the same as the front-end sales charge on such purchases of Class A shares of the Smith Barney Fund; with respect to purchases in larger amounts, the sales charge applicable to Class A shares of the Smith Barney Fund is higher than that of the CitiFund. You do not pay an initial sales charge when you buy $500,000 or more of Class A shares of the CitiFund or $1,000,000 or more of Class A shares of the Smith Barney Fund, but if you redeem these Class A shares within one year of purchase you will pay a deferred sales charge of 1%. For purposes of determining the one-year holding period, a CitiFund shareholder will be deemed to have held the shares of the Smith Barney Fund received in the Reorganization since the date of the original purchase of shares of the CitiFund.

     Class B shares of the CitiFund and Smith Barney Fund are sold without a front-end sales charge, but shareholders are charged a contingent deferred sales charge (CDSC) if they sell their Class B shares within five years after purchase. For each of the Funds, the rate of the CDSC goes down the longer you hold your shares. For purposes of determining the holding period, a CitiFund shareholder will be deemed to have held the shares of the Smith Barney Fund received in the Reorganization since the date of the original purchase of shares of the CitiFund (or, if the shares of the CitiFund were received in an exchange from an earlier purchase, the date of that earlier purchase). Shareholders of the CitiFund are subject to the same contingent deferred sales charge schedule as shareholders of the Smith Barney Fund.

     After 8 years, Class B shares of each Fund automatically convert into Class A shares. For each Fund, Class A shares have lower total annual operating expenses than Class B shares.

     The CitiFund and the Smith Barney Fund have established policies, including rights of accumulation and letter of intent privileges, waiving the Class A initial sales charge for certain classes of investors under certain circumstances. Shareholders who wish to make purchases of Class A shares of the Smith Barney Fund after the Reorganization should review the Prospectus of the Smith Barney Fund for additional information about these waivers. As stated above, the Smith Barney Fund will not impose any initial sales charge on the Class A shares of the Smith Barney Fund that CitiFund shareholders receive in the Reorganization.

     Each Fund has established policies waiving the Class B contingent deferred sales charge for certain classes of investors under certain circumstances. Class B shareholders should review the CDSC waiver policies of the Smith Barney Fund to determine whether a waiver may be applicable when they redeem their Class B shares of the Smith Barney Fund received in the Reorganization. The CDSC on Class B shares of the Smith Barney Fund will generally be waived for 12 months following the death or disability of a shareholder. The CDSC will also be waived on certain distributions from a retirement plan. You should review the Prospectus and Statement of Additional Information of the Smith Barney Fund for a more complete description of the waiver policies that may be applicable. These policies are generally similar to the waiver policies in effect for the CitiFund.

Purchase Policies

     You may purchase shares of each Fund at their net asset value, plus any applicable sales charge, next determined after receipt of your purchase request in good order. You may purchase shares of the CitiFund from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Fund. You may purchase shares of the Smith Barney Fund from a Salomon Smith Barney Financial Consultant or an investment dealer in the selling group or a broker that clears through Salomon Smith Barney (called a dealer representative). Qualified retirement plans and certain other investors who are clients of the selling group are eligible to buy shares directly from the Smith Barney Fund by mailing a request to the Smith Barney Fund's sub-transfer agent.

     The CitiFund does not impose any minimum initial or subsequent investment requirements but a Service Agent may. The Smith Barney Fund imposes initial and additional investment amounts which vary depending on the class of shares bought and the nature of the investment account. Upon consummation of the Reorganization, CitiFund shareholders will be subject to these minimum amounts if they wish to purchase additional shares of the Smith Barney Fund. These minimum initial and additional investment amounts are set forth in the table below:

                                         MINIMUM INITIAL     MINIMUM ADDITIONAL
SMITH BARNEY FUND                           INVESTMENT           INVESTMENT
-------------------------------------------------------------------------------
General                                       $1,000                  $50
-------------------------------------------------------------------------------
IRAs, Self Employed Retirement                $250                    $50
Plans, Uniform Gift to Minor Accounts
-------------------------------------------------------------------------------
Qualified Retirement Plans (under             $25                     $25
Section 403(b)(7) or Section 401(a) of
the Internal Revenue Code, including
401(k) plans)
-------------------------------------------------------------------------------
Simple IRAs                                   $1                      $1
-------------------------------------------------------------------------------
Monthly Systematic Investment Plans           $25                     $25
-------------------------------------------------------------------------------
Quarterly Systematic Investment               $50                     $50
Plans
-------------------------------------------------------------------------------


Redemptions

     Shares of each Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after receipt of your redemption request in good order. The table below compares the redemption procedures and policies of the CitiFund and the Smith Barney Fund, which are generally similar.


----------------------------------------------------------------------------------------
REDEMPTION           CITIFUND                             SMITH BARNEY FUND
PROCEDURES AND
POLICIES
----------------------------------------------------------------------------------------
Through an           To redeem shares, you may            To redeem shares, you may
Appropriate Contact  contact the Fund's transfer          contact a Salomon Smith
Person               agent, or for a shareholder that     Barney Financial Consultant or
                     holds shares through a Service       dealer representative, or for
                     Agent, the Service Agent.            accounts held directly with the
                                                          Smith Barney Fund, the sub-
                                                          transfer agent.

By Mail              You may send written                 For accounts held directly at the
                     redemption requests to the           Fund, you may send written


                     Fund's transfer agent or, if you     redemption requests to the sub-
                     hold your shares through a           transfer agent.
                     Service  Agent, your Service
                     Agent.


By Telephone         You may make redemption              You may be eligible to redeem
                     requests by telephone if             shares (except those held in
                     your application permits.            retirement plans) in amounts up
                                                          to $10,000 per day through the
                                                          transfer agent.
----------------------------------------------------------------------------------------
Systematic           You can arrange to for               You can arrange for the
Withdrawal Plan      automatic withdrawal of a            automatic redemption of a
                     specified dollar amount from         portion of your shares on a
                     your account on a regular basis      monthly or quarterly basis.  To
                     (no more frequently than             qualify, you must own shares of
                     monthly).  To qualify, you must      at least $10,000 ($5,000 for
                     have at least $10,000 in your        retirement plan accounts) and
                     account to participate in this       each automatic redemption
                     program and each withdrawal          must be at least $50.  If your
                     must be at least $100.  If your      shares are subject to a deferred
                     shares are subject to a CDSC,        sales charge, the sales charge
                     you may only withdraw up to          will be waived if your automatic
                     10% of the value of your account     payments do not exceed 1% per
                     in any year, but you will not be     month of the value of your
                     subject to a CDSC on the shares      shares subject to a deferred
                     withdrawn under the plan.            sales charge.
----------------------------------------------------------------------------------------
Automatic            Your account balance with the        If your account falls below $500
Redemptions          Fund may be subject to a $500        because of redemption of Fund
                     minimum.  If so, the Fund            shares, the Fund may ask you to
                     reserves the right to close your     bring your account up to the
                     account if it falls below $500       minimum requirement.  If your
                     because of redemptions.  You         account balance is still below
                     will have 60 days to make an         $500 after 60 days, the Fund
                     additional investment.               may close your account and
                                                          send you the redemption
                                                          proceeds.
----------------------------------------------------------------------------------------

Exchanges

     Shareholders of the CitiFund may exchange Fund shares for shares of the same class of certain other CitiFunds, subject to the limitation noted below. Similarly, shareholders of the Smith Barney Fund may exchange shares for shares of the same class of certain other Smith Barney funds. A shareholder of the Smith Barney Fund must meet the minimum investment amount for each Smith Barney fund. The CitiFund does not impose any similar minimum investment amount for exchanges into the CitiFunds, but a shareholder's Service Agent may.

     When you exchange your Class A shares of the CitiFund, you generally are required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. The Class A shares of the Smith Barney Fund issued in connection with the reorganization will not be subject to an initial sales charge. CitiFund shareholders who subsequently exchange the Class A shares of the Smith Barney Fund received in connection with the Reorganization, however, will be required to pay the difference, if any, between the sales charge applicable to the shares acquired in the exchange and the sales charge they originally paid. CitiFund shareholders who purchased Fund shares prior to January 4, 1999, will not have to pay a sales charge when they exchange into a Smith Barney fund.

     For exchanges for both Funds, your deferred sales charge (if any) will continue to be measured from the date of your original purchase (which, for CitiFund shareholders, will be deemed to be the date of original purchase of shares of the CitiFund). For both Funds, if you exchange into another fund that has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

     Shareholders of the CitiFunds may place exchange orders through the transfer agent or through their Service Agent, and may place exchange orders by telephone if their account application permits. Shareholders of the Smith Barney Fund may place exchange orders through Salomon Smith Barney Financial Consultants or dealer representatives or through the transfer agent or sub-transfer agent, and may be eligible to exchange shares by telephone. Until September 11, 2000, CitiFund shareholders may continue to exchange their shares of the CitiFund for shares of other CitiFunds, as described above. On and after that date, CitiFund shareholders may exchange their shares of the CitiFund only for shares of certain Smith Barney funds, and these exchanges will be subject to the minimum investment amounts pertaining to the applicable Smith Barney fund or funds.

Dividends and Other Distributions

     The CitiFund and the Smith Barney Fund have similar policies relating to dividend and capital gain distributions to shareholders, except that the Smith Barney Fund generally makes capital gain distributions once a year, typically in December, rather than semi-annually. For each Fund, capital gain distributions and dividends are reinvested in additional shares of the same class that you hold, unless you choose to receive your distributions and dividends in cash. The Funds pay dividends and distribute capital gains, if any, according to the following schedule.

-------------------------------------------------------------------------------
                                INCOME DIVIDEND             CAPITAL GAIN
FUND                            DISTRIBUTIONS               DISTRIBUTIONS
-------------------------------------------------------------------------------
CitiFunds Balanced Portfolio    quarterly (at the end of    semi-annually
                                March, June, September and
                                December)
-------------------------------------------------------------------------------
Smith Barney Balanced           quarterly                   annually (typically
Fund                                                        in December)
-------------------------------------------------------------------------------

     On or immediately prior to the Closing Date of the Reorganization, the CitiFund will distribute (in the form of one or more dividends and/or other distributions) to its shareholders substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the date of such distribution or dividend. Unless otherwise requested, such distributions or dividends will be reinvested in the manner described above. Between the Closing Date and the end of its current taxable year, it is expected that the Smith Barney Fund will make one or more similar distributions to its shareholders, including the former CitiFund shareholders who receive shares of the Smith Barney Fund in the Reorganization. Because such a distribution will generally include income and gains accumulated by the Smith Barney Fund prior to the Closing Date, the former CitiFund shareholders receiving such a distribution will effectively receive a return of a portion of their capital investment in the Smith Barney Fund in the form of a taxable dividend.

Tax Consequences

     The CitiFund and the Smith Barney Fund will each receive an opinion of Bingham Dana LLP in connection with the Reorganization to the effect that, based upon certain facts, assumptions and representations, (i) the distribution of investment securities from the Underlying Portfolios in redemption of the CitiFund's interest in the Underlying Portfolios will not result in the recognition of gain or loss for federal income tax purposes, and (ii) the transfer of substantially all of the assets and liabilities of the CitiFund to the Smith Barney Fund in exchange for voting stock of the Smith Barney Fund, followed by the distribution of such shares in complete liquidation of the CitiFund, will constitute a reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes such a reorganization, no gain or loss will be recognized by the CitiFund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

Other Mergers

     The Board of Trustees of the Smith Barney Fund has approved an Agreement and Plan of Reorganization pursuant to which each of CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced, each of which is a series of the CitiFunds Trust, are to merge with and into the Smith Barney Fund. Neither such other merger will be consummated until approved by the shareholders of the applicable CitiSelect Folio. The consummation of the Reorganization is in no way dependent upon the consummation of either such other merger.

        PRINCIPAL INVESTMENTS, RISK FACTORS, AND INVESTMENT RESTRICTIONS

Principal Investments and Risk Factors

     The investment objectives and policies and risk factors of CitiFunds Balanced Portfolio are, in many respects, similar to those of the acquiring Smith Barney Balanced Fund. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of each of the CitiFund and the Smith Barney Fund and is qualified in its entirety by the Prospectuses and Statements of Additional Information of each of the CitiFund and the Smith Barney Fund incorporated herein by reference.

-------------------------------------------------------------------------------
                              PRINCIPAL INVESTMENT AND ACCOMPANYING RISK
FUND(S) SUBJECT TO RISK       FACTOR
-------------------------------------------------------------------------------
BOTH FUNDS                    EQUITY SECURITIES:

                              o  The stock market may decline generally,
                                 thereby reducing the value of the equity portion of the Fund.

                              o Companies in which the Fund invests may fail to meet earnings expectations, fall out of favor with investors, or other events may depress the prices of their securities.

-------------------------------------------------------------------------------
BOTH FUNDS                    FIXED INCOME SECURITIES:

                              o Interest rates may increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fixed income portion of the Fund.

                              o The issuer of a fixed income security owned by the Fund may default on its obligation to pay principal and/or interest or may have its credit rating downgraded. The Smith Barney Fund, unlike the CitiFund, may invest in junk bonds which are generally subject to a higher risk of default (see risk factor describing "Junk Bonds" below).

                              o As interest rates decline, the issuers of fixed income securities held by the Fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk.

                              o As interest rates rise above the coupon rate on one or more fixed income securities held by the Fund, the issuers of these securities may extend the effective maturity date, causing increased price sensitivity. This is known as extension risk.

-------------------------------------------------------------------------------
SMITH BARNEY FUND          JUNK BONDS:

                           Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. The Smith Barney Fund may be subject to higher risks because of its investments in junk bonds. The CitiFund may not invest in long-term non-convertible debt securities unless they are investment-grade at the time of purchase.
-------------------------------------------------------------------------------

BOTH FUNDS                 DERIVATIVES:

SMITH BARNEY FUND -        Each Fund may, but need not, use derivative
 SUBJECT TO CERTAIN        contracts, such as options on securities, interest
 LIMITS ON TYPES AND       rate futures and options on interest rate futures:
 AMOUNT OF DERIVATIVES

                           o   To hedge against the economic impact of adverse
CITIFUND -                     changes in the market value of portfolio
 MAY INVEST IN                 securities, because of changes in interest rates
 ADDITIONAL TYPES OF           or exchange rates; or
 DERIVATIVES WITHOUT
 LIMIT AND FOR NON-HEDGING
 PURPOSES                  o As a substitute for buying or selling securities.

                           A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a Fund's securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

                           As described above, the Smith Barney Fund is subject
                           to certain limitations on its use of derivatives. In
                           contrast, the CitiFund has fewer restrictions with
                           respect to the types and amounts of derivatives in
                           which it can invest. Consequently, in certain
                           circumstances, the CitiFund may be subject to higher
                           risk than the Smith Barney Fund because it is not as
                           restricted with respect to its derivative
                           investments.
-------------------------------------------------------------------------------
SMITH BARNEY FUND -        GROWTH AND VALUE INVESTING:
      GROWTH AND VALUE
INVESTING                  An investment in growth securities may
                           underperform certain other stock investments
CITIFUND -                 during periods when growth stocks are out of
      VALUE INVESTING      favor.  Similarly, value stocks may
                           underperform certain other stock investments, such as growth stocks, during periods when value stocks are out of favor.

                           As described above, in selecting equity
                           investments for the Smith Barney Fund, SSB
                           Citi attempts to identify securities with favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price." Because this strategy combines both growth and value investing, it offers style diversification within a single mutual fund. In selecting equity investments for the CitiFund, the portfolio managers use a value-oriented approach and evaluate securities using fundamental analysis. The Smith Barney Fund and the CitiFund may perform differently when one style or the other is out of favor due to the differences in their investment style.

-------------------------------------------------------------------------------
BOTH FUNDS                 PORTFOLIO SELECTION:

                           The success of each Fund's investment strategy
                           depends in large part on the portfolio managers.
                           In selecting equity securities, the portfolio
                           managers may not be correct in identifying
                           securities of companies that perform well based on
                           a "growth" or "value" strategy. In selecting fixed
                           income securities, the portfolio managers may be
                           unable to predict accurately the direction of
                           interest rates or the maturity of certain debt
                           obligations, or to assess accurately credit
                           quality and other factors. Also, the
                           portfolio managers may not appropriately
                           allocate a Fund's assets between equity and
                           fixed income securities. In that case, you
                           may lose money, or your investment may not do
                           as well as an investment in another balanced
                           mutual fund.
-------------------------------------------------------------------------------
BOTH FUNDS                 CONVERTIBLE SECURITIES:

                           Convertible securities, which are debt securities
                           that may be converted into stock, are subject to the
                           market risk of stocks, and, like other debt
                           securities, are also subject to interest rate risk
                           and the credit risk of their issuers. Call
                           provisions may allow the issuer to repay the debt
                           before it matures.
-------------------------------------------------------------------------------
BOTH FUNDS                 THINLY TRADED SECURITIES:

                           Securities that are thinly traded can be difficult
                           to sell at reasonable prices or within a short
                           time-frame. A Fund could have difficulty in selling
                           thinly traded securities if, for example, it needed
                           to sell securities to meet redemption requests.
                           Also, if there is no established market price for
                           thinly traded securities, an accurate valuation of
                           these securities may be difficult.
-------------------------------------------------------------------------------
BOTH FUNDS                 FOREIGN SECURITIES:

SMITH BARNEY FUND -        Investments in foreign securities involve
 MAY INVEST WITHOUT LIMIT  risks relating to political, social and
 MAY NOT INVEST IN         economic developments abroad, as well as risks
 EMERGING MARKETS          resulting from the differences between the
                           regulations to which U.S. and foreign issuers
CITIFUND -                 and markets are subject. These risks may
 MAY INVEST UP TO 25% OF   include expropriation of assets, confiscatory
 ITS ASSETS                taxation, withholding taxes on dividends and
 MAY INVEST IN EMERGING    interest paid on Fund investments,
 MARKETS                   fluctuations in currency exchange rates,
                           currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability.
                           There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

                           The CitiFund may invest up to 25% of its assets in foreign equity and debt securities including depositary receipts. By contrast, the Smith Barney Fund may invest in foreign securities without limit. The Smith Barney Fund may therefore be subject to greater risks from foreign securities than the CitiFund.

                           The CitiFund may invest in issuers located in
                           emerging, or developing, markets. All of the risks
                           of investing in foreign securities are heightened by
                           investing in these markets. The Smith Barney Fund
                           does not invest in emerging markets. The Smith
                           Barney Fund is therefore not subject to the
                           additional risks of emerging markets securities.
-------------------------------------------------------------------------------
BOTH FUNDS                 ZERO COUPON OBLIGATIONS:

SMITH BARNEY FUND -        Each Fund may invest in zero coupon
  MAY INVEST WITHOUT LIMIT obligations.  Zero coupon obligations pay no current interest.  As a result, the prices of
CITIFUND -                 zero coupon obligations tend to be more
  MAY INVEST UP TO 15% OF  volatile than those of securities that offer
  ITS ASSETS               regular payments of interest.  This makes the
                           Fund's net asset value more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund shareholders.

                           The CitiFund may invest up to 15% of its assets in
                           zero coupon obligations, whereas the Smith Barney
                           Fund is not subject to a similar limit. The Smith
                           Barney Fund may therefore be subject to greater
                           risks from zero coupon securities than the CitiFund.
-------------------------------------------------------------------------------
BOTH FUNDS                 PORTFOLIO TURNOVER:

                           Each Fund may engage in active and frequent
                           trading to achieve its principal investment
                           strategies. Although the portfolio manager of the
                           Funds attempts to minimize portfolio turnover, from
                           time to time the Funds' annual portfolio turnover
                           rate may exceed 100%. Active and frequent trading
                           may result in the realization and distribution to a
                           Fund of higher capital gains, which could increase
                           the tax liability for the Fund's shareholders.
                           Frequent trading also increases transaction costs,
                           which could detract from a Fund's performance. For a
                           comparison of the historical portfolio turnover
                           rates of the Funds, see "The Proposed Transaction
                           Portfolio Turnover" below.
-------------------------------------------------------------------------------
BOTH FUNDS                 DEFENSIVE STRATEGIES:

                           The Funds may, from time to time, take
                           temporary defensive positions that are
                           inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high-quality money market or other short-term instruments, and may not be pursuing their investment goals.
-------------------------------------------------------------------------------


     The foregoing describes the principal investments and related risks of each Fund. Each Fund may invest in additional types of investments and may be subject to additional risk factors that are described in the Statement of Additional Information of the respective Fund. Certain of these non-principal investments and related risk factors may differ for each Fund. For example, the

Smith Barney Fund may engage in short sales and invest in real estate investment trusts, whereas the CitiFund does not participate in these transactions (except that the CitiFund may engage in short sales "against the box," which generally involve less risk than short sales). The CitiFund may invest in closed-end investment companies and may lend its portfolio securities, provided that the value of the securities loaned by the Fund does not exceed 30% of the market value of its total assets. By contrast, the Smith Barney Fund does not invest in closed-end investment companies and its securities loans may not exceed 20% of the Fund's total assets taken at value. Certain of these transactions may subject a Fund to greater risk than a fund that does not participate in these transactions. For a further description of these investments and related risks, please consult the Prospectus and Statement of Additional Information of the applicable Fund.

Fundamental Investment Restrictions

     Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The Smith Barney Fund is subject to fundamental investment restrictions that, in general, are similar to those of the CitiFund. These fundamental restrictions limit the amounts that a Fund may borrow and prohibit the Fund from investing in a manner which would cause it to fail to be a diversified investment company under the 1940 Act, from investing more than 25% of the Fund's total assets in securities of issuers in the same industry (with certain exceptions), from lending money (with certain exceptions), from underwriting securities issued by other persons, from purchasing or selling real estate, commodities or commodity contracts (with certain exceptions), from investing in oil, gas or other mineral exploration or development programs (with respect to the Smith Barney Fund only) or investing in oil, gas or mineral leases (with respect to the CitiFund only), or from issuing "senior securities" (as defined in the 1940 Act) to the extent prohibited by the 1940 Act.

     Although these restrictions are similar, their parameters may be different between the two Funds. With respect to the fundamental limitation on borrowing described above, the Smith Barney Fund may only borrow money from banks for temporary or emergency (not leveraging) purposes, whereas the CitiFund may borrow money in other circumstances provided that such borrowing is not specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. In addition, the Smith Barney Fund may invest, as an exception to the prohibition from purchasing or selling real estate, commodities, or commodity contracts, in gold bullion and coins or receipts for gold. The CitiFund may not make these types of investments.

     In addition, the Smith Barney Fund may not purchase securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box" and except that the Fund may make short sales or maintain a short position to the extent of 5% of its net assets).

Non-Fundamental Restrictions

     In addition to the fundamental restrictions described above, the Smith Barney Fund is subject to certain non-fundamental restrictions that may be changed at any time by that Fund's Board of Directors without shareholder approval. These non-fundamental restrictions provide that the Smith Barney Fund may not: (1) write or sell puts, calls, straddles, spreads or combinations thereof, except as permitted under the Fund's investment objective and policies; (2) purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; (3) make investments for the purpose of exercising control or management; (4) purchase or retain securities of any company if, to the knowledge of the trust of which the Fund is a series, any of the trust's officers or trustees or any officer or director of SSB Citi individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities; (5) invest in warrants other than those acquired by the Fund as part of a unit or attached to securities at the time of purchase (except as permitted under the Fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets; (6) invest more than 2% of the Fund's net assets in warrants not listed on a recognized U.S. or foreign stock exchange; (7) purchase in excess of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended; or (8) purchase restricted securities, illiquid securities or other securities that are not readily marketable if more than 15% of the total assets of the Fund would be invested in such securities (the CitiFund is subject to a similar non-fundamental restriction with respect to its investments in illiquid securities).

     For additional information, you should consult the Statement of Additional Information of the Smith Barney Fund.

                            THE PROPOSED TRANSACTION

Description of the Plan

     As described above, the Plan provides that the CitiFund will receive a distribution of investment securities from the Underlying Portfolios and that, immediately thereafter, substantially all of the assets and liabilities of the CitiFund will be transferred to the Smith Barney Fund. In exchange for the transfer of those assets and liabilities, each class of the CitiFund will receive voting shares of the corresponding class of the Smith Barney Fund ("Reorganization Shares"). Reorganization Shares of the Smith Barney Fund received will then be distributed to the shareholders of the CitiFund in complete liquidation of the CitiFund, and the CitiFund would be terminated.

     As a result of the Reorganization, each shareholder of each class of the CitiFund will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiFund held on the Closing Date. The Smith Barney Fund will establish an account for each CitiFund shareholder that will reflect the number and class of shares of the Smith Barney Fund distributed to that shareholder. The Smith Barney Fund's shares issued in the Reorganization will be in uncertificated form.

     Until the closing of the Reorganization, shareholders of the CitiFund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the CitiFund's transfer agent of a redemption request in proper form. Redemption requests received by the CitiFund's transfer agent after the closing of the Reorganization will be treated as requests received for the redemption of shares of the Smith Barney Fund.

     The obligations of the CitiFund and the Smith Barney Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The CitiFund and the Smith Barney Fund are in the process of making the necessary filings. The Reorganization is also subject to the receipt of any necessary exemptive relief or no action assurance requested from the Securities and Exchange Commission or its staff with respect to Section 17(a) of the 1940 Act.

     To provide against unforeseen events, the Plan may be terminated or amended prior to the Closing Date by action of the Trustees of either the

CitiFund or the Smith Barney Fund, notwithstanding the approval of the Plan by the shareholders of the CitiFund. However, no amendment may be made that materially adversely affects the interests of the CitiFund shareholders without obtaining the approval of the CitiFund shareholders. The CitiFund and the Smith Barney Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

     Citibank and SSB Citi will assume and pay all of the expenses that are solely and directly related to the Reorganization, which are estimated to be approximately $160,000. Shareholders have no rights of appraisal.

Reasons for the Proposed Transaction

     At a meeting of the Board of Trustees of the CitiFunds Trust held on July 13, 2000, the Trustees of the CitiFunds Trust, including a majority of the Non-Interested Trustees, considered materials discussing the potential benefits to the CitiFund shareholders if the CitiFund was to reorganize with and into the Smith Barney Fund. For the reasons discussed below, the Board of Trustees of the CitiFunds Trust, including a majority of the Non-Interested Trustees, has determined that the proposed Reorganization is in the best interests of the CitiFund and its shareholders and that the interests of the CitiFund shareholders will not be diluted as a result of the proposed Reorganization.

     The proposed combination of the CitiFund into the Smith Barney Fund will allow the shareholders of the CitiFund to continue to participate in a professionally-managed portfolio governed by similar investment objectives and policies. The Trustees of the CitiFunds Trust believe that CitiFund shareholders will benefit from the proposed Reorganization because the Smith Barney Fund offers the following benefits:

     Economies of Scale; Fees and Expenses

     Having determined that the offering of multiple funds with substantially similar objectives and identical portfolio managers is both repetitious and confusing, SSB Citi and Citibank believe that the combination of the Funds which have substantially similar investment objectives and policies into a single larger fund may increase economic and other efficiencies for investors and may ultimately result in a lower total expense ratio. Some of the fixed expenses currently paid by the Smith Barney Fund, such as accounting, legal and printing costs, would be spread over a larger asset base upon the combination of the CitiFund and Smith Barney Fund. Other things being equal, shareholders may be expected to benefit from economies of scale through lower expense ratios and higher net income distributions over time. SSB Citi also believes that a larger asset base could provide portfolio-management benefits such as greater diversification and the ability to command more attention from brokers and underwriters.

     In addition, Class B shareholders of the CitiFund will benefit from the lower total annual operating expenses of Class B shares of the Smith Barney Fund (as determined for each Fund's most recent fiscal year). After taking into account waivers and reimbursements by service providers to the CitiFund, the total annual operating expenses for Class A shares of the Smith Barney Fund are higher than the total annual operating of Class A shares of the CitiFund. For the Funds' most recent fiscal years, in the absence of such waivers and reimbursements, the CitiFund's Class A expenses would have been higher by 0.08%. The total annual operating expenses of Class A shares of the Smith Barney Fund are lower than those of the CitiFund if waivers and reimbursements by the CitiFund's service providers, which can be terminated at any time, are not taken into account.

     Larger Family of Funds

     The Reorganization offers CitiFund shareholders the opportunity to become part of a larger and more diverse family of more than sixty mutual funds. CitiFund shareholders will be able to exchange their shares among most or all of those Smith Barney funds. In addition, the Reorganization offers CitiFund shareholders the opportunity to invest in a family of funds that has demonstrated ability to attract new investors. Successful marketing and resulting fund growth, in turn, afford investors the benefits of portfolio diversification and economies of scale.

     Due to a combination of factors, including the benefits described above, the Board of Trustees of the CitiFunds Trust, on behalf of the CitiFund, believes that the CitiFund and its shareholders would benefit from a tax-free reorganization with the Smith Barney Fund, which has substantially similar investment objectives and policies. ACCORDINGLY, IT IS RECOMMENDED THAT THE CITIFUND SHAREHOLDERS APPROVE THE REORGANIZATION WITH THE SMITH BARNEY FUND.

     The Board of Trustees of the CitiFunds Trust, on behalf of the CitiFund, in recommending the proposed transaction, considered a number of factors, including the following:

      (a) the positive compatibility of the CitiFund's investment objectives, policies and restrictions with those of the acquiring Smith Barney Fund;

      (b) the benefits to CitiFund shareholders of becoming shareholders of a larger fund family with a wide array of mutual funds;

      (c) the advisory, distribution, and other servicing arrangements of the Smith Barney Fund;

      (d)   the tax-free nature of the Reorganization;

      (e) the total annual expense ratios of the Smith Barney Fund as compared to the CitiFund;

      (f) the terms and conditions of the Reorganization and that it should not result in a dilution of CitiFund shareholder interests;

      (g) the level of costs and expenses to the CitiFund of the proposed Reorganization; and

      (h) a variety of alternatives available to the CitiFund, including maintaining the status quo or liquidating the CitiFund.

Description of the Securities to Be Issued

     The CitiFund is a diversified series of the CitiFunds Trust, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984 and is registered with the Securities and Exchange Commission as an open-end management investment company. The Smith Barney Fund is a diversified series of Smith Barney Income Funds (the "Smith Barney Trust"), which was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a master trust agreement dated March 12, 1985, as amended from time to time, and is registered with the Securities and Exchange Commission as an open-end management investment company.

     Each Fund currently offers shares classified into Class A and Class B, and the Smith Barney Fund also offers Class L, Class O and Class Y shares. Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of the Fund. Each class of shares of each Fund has identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by each class and each class of shares has exclusive voting rights with respect to the provisions of the Rule 12b-1 distribution plan that pertains to a particular class. Shareholders are entitled to one vote per share held on matters on which they are entitled to vote.

     The CitiFunds Trust is not required to hold annual meetings of shareholders but the CitiFunds Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Smith Barney Trust is also not required to hold annual meetings of shareholders but meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the Trustees to be necessary or desirable.

     Shareholders of the CitiFunds Trust have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. The Trustees of the Smith Barney Trust must promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee of the Smith Barney Trust when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding.

Federal Income Tax Consequences

     The Reorganization is conditioned upon the receipt by each of the Smith Barney Fund and the CitiFund of an opinion from Bingham Dana LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the distribution of investment securities from the Underlying Portfolio in redemption of the CitiFund's interest in the Underlying Portfolio will not result in the recognition of loss or gain, (ii) the transfer to the Smith Barney Fund of all or substantially all of the assets of the CitiFund in exchange solely for Reorganization Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiFund, followed by the distribution of such Reorganization Shares to the shareholders of the CitiFund in exchange for their shares of the CitiFund in complete liquidation of the CitiFund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Smith Barney Fund and the CitiFund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iii) no gain or loss will be recognized by the CitiFund upon the transfer of the CitiFund's assets to the Smith Barney Fund solely in exchange for the Reorganization Shares and the assumption by the Smith Barney Fund of liabilities of the CitiFund or upon the distribution (whether actual or constructive) of the Reorganization Shares to the CitiFund's shareholders in exchange for their shares of the CitiFund; (iv) the basis of the assets of the CitiFund in the hands of the Smith Barney Fund will be the same as the basis of such assets in the hands of the CitiFund immediately prior to the transfer; (v) the holding period of the assets of the CitiFund in the hands of the Smith Barney Fund will include the period during which such assets were held by the CitiFund; (vi) no gain or loss will be recognized by the Smith Barney Fund upon the receipt of the assets of the CitiFund solely in exchange for Reorganization Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiFund; (vii) no gain or loss will be recognized by the shareholders of the CitiFund upon the receipt of Reorganization Shares solely in exchange for their shares of the CitiFund as part of the transaction; (viii) the basis of Reorganization Shares received by the shareholders of the CitiFund will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the CitiFund exchanged therefor; and
(ix) the holding period of Reorganization Shares received by the shareholders of the CitiFund will include the holding period during which the shares of the CitiFund exchanged therefor were held, provided that at the time of the exchange the shares of the CitiFund were held as capital assets in the hands of the shareholders of the CitiFund.

     As described above, although the CitiFund will, immediately prior to or on the Closing Date, distribute substantially all of its investment company taxable income and net realized capital gain to its shareholders as one or more taxable dividends, the Smith Barney Fund will not make such a distribution immediately prior to or on the Closing Date. As a result, when the Smith Barney Fund subsequently makes a similar distribution or distributions to its shareholders, including the former CitiFund shareholders who receive the Reorganization Shares of the Smith Barney Fund, those former CitiFund shareholders will effectively be receiving a return of a portion of their capital investment in the Smith Barney Fund (on which they may have already paid taxes) in the form of a taxable dividend.

     While the Smith Barney Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, the Fund has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Liquidation and Termination of the CitiFund

     If the Reorganization is effected, the CitiFund will be liquidated and terminated, and the Fund's outstanding shares will be cancelled.

Portfolio Securities

     If the Reorganization is effected, the CitiFund will redeem its interest in its underlying funds and will receive its proportionate share of the portfolio securities of these underlying funds. The CitiFund will then transfer these portfolio securities to the Smith Barney Fund. If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of the CitiFund being transferred to the Smith Barney Fund. Consistent with the Smith Barney Fund's investment objectives and policies, any restrictions imposed by the Code and the best interests of the Smith Barney Fund's shareholders (including former shareholders of the CitiFund), SSB Citi will determine whether to maintain an investment in these portfolio securities. Subject to market conditions, the disposition of portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific securities being sold.

Portfolio Turnover

     The portfolio turnover rates of Large Cap Value Portfolio and U.S. Fixed Income Portfolio, the underlying funds in which the CitiFund invests all of its investable assets, were 74% and 26%, respectively, for the year ended October 31, 1999. The portfolio turnover rate for the Smith Barney Fund for its fiscal year ended July 31, 1999 was 60%. Active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which could increase the tax liability for the Fund's shareholders. Frequent trading also increases transaction costs, which could detract from a Fund's performance.

Pro Forma Capitalization

     Because the CitiFund will be combined in the Reorganization of the CitiFund with the Smith Barney Fund, the total capitalization of the Smith

Barney Fund after such Reorganization is expected to be greater than the current capitalization of the CitiFund. The following table sets forth as of June 30, 2000: (a) the capitalization of each of the CitiFund and the Smith Barney Fund, and (b) the pro forma capitalization of the Smith Barney Fund as adjusted to give effect to the Reorganization proposed with respect to the Smith Barney Fund. If the Reorganization is consummated, the capitalization of the CitiFund and the Smith Barney Fund is likely to be different at the effective time of their Reorganization as a result of daily share purchase and redemption activity.

     Additionally, as noted above, the Board of Trustees of the Smith Barney Fund has approved an Agreement and Plan of Reorganization pursuant to which each of CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced, each of which is a series of the CitiFunds Trust, are to merge with and into the Smith Barney Fund. Neither such other merger will be consummated until approved by the shareholders of the applicable CitiSelect Folio. Although the consummation of the Reorganization is in no way dependent upon the consummation of either such other merger, the table below includes the effects of the potential consummation of each such other merger.

                                               SHARES      NET ASSET VALUE
                        TOTAL NET ASSETS    OUTSTANDING       PER SHARE
---------------------------------------------------------------------------
CITIFUNDS BALANCED
PORTFOLIO
   Class A              $170,174,790       13,392,394          $12.71
   Class B               $1,718,656           134,144          $12.81
   Class L                      n/a               n/a             n/a
   Class O                      n/a               n/a             n/a

CITISELECT FOLIO 200
CONSERVATIVE
   Class A              $53,031,831         5,201,288          $10.20
   Class B                 $566,481            55,494          $10.21
   Class L                      n/a               n/a             n/a
   Class O                      n/a               n/a             n/a

CITISELECT FOLIO 300
BALANCED
   Class A              $92,795,681         8,907,924          $10.42
   Class B                 $878,690            84,456          $10.40
   Class L                      n/a               n/a             n/a
   Class O                      n/a               n/a             n/a

SMITH BARNEY BALANCED
FUND
   Class A              $412,707,815       28,127,372          $14.67
   Class B              $374,649,371       25,619,418          $14.62
   Class L              $14,293,377           976,523          $14.64
   Class O               $5,672,904           387,657          $14.63

PRO FORMA SMITH
BARNEY BALANCED FUND
   Class A              $728,710,117       49,668,088          $14.67
   Class B              $377,813,198       25,835,822          $14.62
   Class L              $14,293,377           976,523          $14.64
   Class O               $5,672,904           387,657          $14.63
---------------------------------------------------------------------------

Performance

     Performance shown below is as of December 31, 1999 and is based on historical earnings and is not predictive of future performance. Performance reflects reinvestment of dividends and other earnings. Performance also reflects the highest sales charge applicable to each class of shares. For more information about the applicable sales charges and other fund expenses, please refer to "Overall Expenses" above. Prior to June 1998, the Smith Barney Fund was a utilities-sector fund rather than a balanced fund and it had different investment goals, policies and strategies and different portfolio managers. The table below shows the average annual total return for each fund over each period indicated.

                         CITIFUNDS                    SMITH BARNEY
                    BALANCED PORTFOLIO                BALANCED FUND
                  ----------------------       -------------------------

                     Class A    Class B        Class A           Class B

One Year             (2.68)%   (3.61)%1        6.15%             6.15%
Five Year             10.85%       n/a         14.15%           14.67%
Life of Fund2         10.99%   (3.61)%         10.48%           11.15%

Best Quarter3      12.34%(6/97)    n/a       14.45%(12/98)   14.37%(12/98)
Worst Quarter3    (8.61)%(9/98)    n/a      (7.51)%(9/98)   (7.64)%(9/98)


1 Class B shares of the CitiFund were first offered on January 4, 1999.
2 With respect to the CitiFund, October 19, 1990 (Class A shares) and January
  4, 1999 (Class B shares); with respect to the Smith Barney Fund, November 6, 1992 (Class A shares) and March 28, 1988 (Class B shares).
2 Best and Worst Quarter information does not include applicable sales charges.
  Were such charges included, the performance figures would be lower. Additionally, such information is shown for Class A shares of the CitiFund only.

                               VOTING INFORMATION

     General Information

     The Board of Trustees of the CitiFund is furnishing this combined Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the CitiFund at which shareholders will be asked to consider and approve the proposed Plan. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the CitiFund and the Smith Barney Fund may also solicit proxies by telephone or otherwise. Georgeson Shareholder Communications, Inc. has been retained to assist in the solicitation of proxies, at a cost of approximately $39,000. Any shareholder of the CitiFund giving a proxy has the power to revoke it by submitting a written notice of revocation to the CitiFund or by attending the Special Meeting and voting in person. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement.

     In cases where CitiFund shareholders have purchased shares through Service Agents, these Service Agents are the shareholders of record of the CitiFund.
At the Special Meeting, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is shareholder of record.

     Quorum; Vote Required to Approve Proposal

     The holders of a majority of the outstanding shares entitled to vote of the CitiFund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business by the CitiFund. If the quorum necessary to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the CitiFund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the CitiFund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The Plan must be approved by the vote of (a) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the CitiFund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the CitiFund, whichever is less. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Plan.

     Outstanding Shareholders

     Holders of record of the shares of the CitiFund at the close of business on August 11, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of August 11, 2000, there were ________ outstanding Class A shares and ________ outstanding Class B shares entitled to vote.

     Listed below are the name, address and share ownership of each person known to the CitiFund to own 5% or more of any class of shares of the CitiFund as of August 11, 2000. The table also indicates the percentage of the Smith Barney Fund's shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments.

                                        PRO FORMA
                                        PERCENTAGE
                      PERCENTAGE        OWNERSHIP
NAME AND ADDRESS      OWNERSHIP         POST-REORGANIZATION
--------------------------------------------------------------







     Listed below are the name, address and share ownership of each person known to the Smith Barney Fund to own 5% or more of any class of shares of the Smith Barney Fund as of August 11, 2000. The table also indicates the percentage of the Smith Barney Fund's shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. [**The type of ownership of each person listed below is record ownership.**]

                                        PRO FORMA
                                        PERCENTAGE
                      PERCENTAGE        OWNERSHIP
NAME AND ADDRESS      OWNERSHIP         POST-REORGANIZATION
--------------------------------------------------------------






     [**If any shareholder beneficially owns more than 25% of the voting securities of a Fund, note that the shareholder may be presumed to control that Fund and provide jurisdiction of organization and list all parent companies, if applicable.**]

     As of August 11, 2000, the officers and Trustees of the CitiFund as a group owned less than 1% of any class of the CitiFund's outstanding shares. As of August 11, 2000, the officers and Trustees of the Smith Barney Fund as a group owned less than 1% of any class of the Smith Barney Fund's outstanding shares.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     As noted above, additional information about the CitiFund, the Smith Barney Fund and the Reorganization has been filed with the Securities and Exchange Commission and may be obtained without charge by writing or calling the CitiFund, 21 Milk Street, 5th Floor, Boston, Massachusetts 02109, telephone number (617) 423-1679, or the Smith Barney Fund, 388 Greenwich Street, New York, New York 10013, telephone number (800) 451-2010. Information included in this Proxy Statement/Prospectus concerning the CitiFund was provided by the CitiFunds Trusts, on behalf of the CitiFund, and information concerning the Smith Barney Fund was provided by Smith Barney Income Funds, on behalf of the Smith Barney Fund.

     Each Fund files reports, proxy materials and other information about the applicable Fund with the Securities and Exchange Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov.


                                 OTHER MATTERS

     No Trustee is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the CitiFund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO CAST YOUR VOTE VIA THE INTERNET OR BY TELEPHONE.

                                                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ___________________, 2000, between CitiFundsSM Trust I, a Massachusetts business trust with its principal place of business at 21 Milk Street, Boston, Massachusetts 02109 (the "CitiFund Trust"), on behalf of its series, CitiFunds Balanced Portfolio (the "CitiFund"), and Smith Barney Income Funds, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013 (the "Smith Barney Trust"), on behalf of its series, Smith Barney Balanced Fund (the "Smith Barney Fund," and together with the CitiFund, the "Funds"), and, solely for purposes of Section
10.2 below, Citibank, N.A., a national banking association ("Citibank"), and SSB Citi Fund Management LLC, a Delaware limited liability company ("SSB Citi").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the CitiFund and the Smith Barney Fund, with which the CitiFund will reorganize, as provided herein. The reorganization will consist of the transfer of substantially all of the assets of the CitiFund to the Smith Barney Trust, on behalf of the Smith Barney Fund, in exchange solely for voting shares of the corresponding classes of shares of beneficial interest ($0.001 par value per share) of the Smith Barney Fund (the "Smith Barney Fund Shares"), the assumption by the Smith Barney Trust, on behalf of the Smith Barney Fund, of all of the liabilities of the CitiFund and the distribution of the Smith Barney Fund Shares to the shareholders of the CitiFund in complete liquidation of the CitiFund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization").

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE CITIFUND TO THE SMITH BARNEY FUND IN EXCHANGE FOR SMITH BARNEY FUND SHARES, THE ASSUMPTION OF ALL CITIFUND LIABILITIES AND THE LIQUIDATION OF THE CITIFUND

        1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the CitiFund Trust, on behalf of the CitiFund, agrees to transfer to the Smith Barney Fund substantially all of the CitiFund's assets as set forth in section 1.2, and the Smith Barney Trust, on behalf of the Smith Barney Fund, agrees in exchange therefor (i) to deliver to the CitiFund that number of full and fractional Class A and Class B Smith Barney Fund Shares determined by dividing the value of the CitiFund's net assets allocated to each class, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Smith Barney Fund Share of the applicable class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the CitiFund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

        1.2. The assets of the CitiFund to be acquired by the Smith Barney Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the CitiFund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in section 1.4 hereof and the CitiFund's rights under this Agreement.

        1.3. The Smith Barney Fund shall assume all liabilities of the CitiFund, whether accrued or contingent, existing at the Valuation Time as defined in section 2.1. The CitiFund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

        1.4. On or as soon as practicable prior to the Closing Date, the CitiFund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

        1.5. Immediately after the transfer of its assets provided for in section 1.1, the CitiFund will distribute to its shareholders of record (the "CitiFund Shareholders"), determined as of the Valuation Time as defined in section 2.1, on a pro rata basis, the Smith Barney Fund Shares received by the CitiFund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Smith Barney Fund Shares then credited to the account of the CitiFund on the books of the Smith Barney Fund to open accounts on the share records of the Smith Barney Fund in the names of the CitiFund Shareholders. The aggregate net asset value of each class of Smith Barney Fund Shares to be so credited to CitiFund Shareholders shall be equal to the aggregate net asset value of the corresponding class of CitiFund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the CitiFund will simultaneously be cancelled on the books of the CitiFund. The Smith Barney Fund will not issue certificates representing Smith Barney Fund Shares in connection with such exchange.

        1.6. Ownership of Smith Barney Fund Shares will be shown on the Smith Barney Fund's books. Shares of the Smith Barney Fund will be issued in the manner described in the Smith Barney Fund's then current prospectus and statement of additional information.

        1.7. Any reporting responsibility of the CitiFund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the CitiFund.

        1.8. All books and records of the CitiFund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Smith Barney Fund from and after the Closing Date and shall be turned over to the Smith Barney Fund as soon as practicable following the Closing Date.

2.      VALUATION

        2.1. The value of the net assets of each class of the CitiFund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Smith Barney Fund's then current prospectus and statement of additional information.

        2.2. The net asset value of a Class A Smith Barney Fund Share shall be the net asset value of a Class A share of the Smith Barney Fund computed as of the Valuation Time using the valuation procedures set forth in the Smith Barney Fund's then-current prospectus and statement of additional information. The net asset value of a Class B Smith Barney Fund Share shall be the net asset value of a Class B share of the Smith Barney Fund computed as of the Valuation Time using the valuation procedures set forth in the Smith Barney Fund's then-current prospectus and statement of additional information.

        2.3. The number of Class A and Class B Smith Barney Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets of the CitiFund, less the value of the liabilities of the CitiFund assumed, shall be determined by dividing the value of the Assets allocated to each class of the CitiFund less the value of the liabilities allocated to that class of the CitiFund as determined in accordance with section 2.1, by the net asset value of a Smith Barney Fund Share of the corresponding class determined in accordance with section 2.2.

        2.4. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees and independent accountants.

3.      CLOSING AND CLOSING DATE

     3.1. The Closing of the Reorganization contemplated by this Agreement shall be ______________, 2000, or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the [New York offices of Bingham Dana LLP] or at such other place and time as the parties may agree.

        3.2. The CitiFund Trust shall furnish to the Smith Barney Trust a statement of the CitiFund's net assets, together with a list of portfolio holdings with values as determined in section 2.1, all as of the Valuation Time, certified by the CitiFund Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer).

        3.3. State Street Bank and Trust Company ("State Street"), as custodian for the CitiFund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets of the CitiFund have been delivered in proper form to PNC Bank, National Association ("PNC Bank"), custodian for the Smith Barney Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of such Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The CitiFund's portfolio securities represented by a certificate or other written instrument shall be presented by State Street to PNC Bank for examination no later than five business days preceding the Closing Date and transferred and delivered by the CitiFund as of the Closing Date for the account of the Smith Barney Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The CitiFund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and State Street. The cash to be transferred by the CitiFund shall be delivered by wire transfer of federal funds on the Closing Date.

        3.4. State Street, as transfer agent of the CitiFund, on behalf of the CitiFund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the CitiFund Shareholders and the number and percentage ownership (to three decimal places) of outstanding CitiFund Shares of each class owned by each such shareholder immediately prior to the Closing. The Smith Barney Fund shall issue and deliver a confirmation evidencing the Smith Barney Fund Shares of each class to be credited on the Closing Date to the CitiFund or provide evidence satisfactory to the CitiFund that such Smith Barney Fund Shares have been credited to the CitiFund's account on the books of the Smith Barney Fund.

        3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Smith Barney Fund or the CitiFund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the CitiFund Trust or the Smith Barney Trust, accurate appraisal of the value of the net assets with respect to the Smith Barney Fund Shares or the CitiFund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.      REPRESENTATIONS AND WARRANTIES

        4.1. The CitiFund Trust, on behalf of itself and the CitiFund, represents and warrants to the Smith Barney Trust and the Smith Barney Fund as follows:

               (a) The CitiFund Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The CitiFund has been duly established as a series of the CitiFund Trust;

               (b) The CitiFund Trust is registered with the Commission as an open end management investment company under the 1940 Act, and such registration is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the CitiFund Trust, on behalf of the CitiFund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws;

               (d) Other than with respect to contracts entered into in connection with the portfolio management of the CitiFund which shall terminate on or prior to the Closing Date, the CitiFund is not, and the execution, delivery and performance of this Agreement by the CitiFund Trust on behalf of the CitiFund will not result, in violation of Massachusetts law or of the CitiFund Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the CitiFund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the CitiFund Trust on behalf of the CitiFund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the CitiFund is a party or by which it is bound;

               (e) To the CitiFund Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the CitiFund or any properties or assets held by it. The CitiFund Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the CitiFund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the CitiFund's business or its or the CitiFund's ability to consummate the transactions herein contemplated;

               (f) The financial statements of the CitiFund at and for the year ended October 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. The financial statements of the CitiFund at and for the six-month period ended April 30, 2000, which are unaudited, are in accordance with GAAP consistently applied. All of such statements (copies of which have been furnished to the Smith Barney Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the CitiFund as of the dates thereof in accordance with GAAP, and there are no known contingent liabilities of the CitiFund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein;

               (g) Since April 30, 2000, there has not been any material adverse change in the CitiFund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the CitiFund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Smith Barney Fund. For purposes of this subsection (g), a decline in net asset value per share of the CitiFund due to declines in market values of securities in the CitiFund's portfolio, the discharge of CitiFund liabilities, or the redemption of CitiFund Shares by CitiFund Shareholders shall not constitute a material adverse change;

               (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the CitiFund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the CitiFund Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (i) For each taxable year of its operation, the CitiFund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under
        Section 852 of the Code. At Closing, the CitiFund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date;

               (j) All issued and outstanding shares of the CitiFund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the CitiFund's transfer agent, as provided in section 3.3. There are no outstanding options, warrants or other rights to subscribe for or purchase any CitiFund Shares, nor is there outstanding any security convertible into any CitiFund Share;

               (k) At the Closing Date, the CitiFund Trust, on behalf of the CitiFund, will have good and marketable title to the CitiFund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Smith Barney Trust, on behalf of the Smith Barney Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Smith Barney Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Smith Barney Fund has received notice and necessary documentation at or prior to the Closing;

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the CitiFund Trust, and, subject to the approval of the CitiFund Shareholders, this Agreement constitutes a valid and binding obligation of the CitiFund Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity;

               (m) The information to be furnished by the CitiFund Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

               (n) The current prospectus and statement of additional information of the CitiFund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

               (o) The proxy statement of the CitiFund to be included in the Registration Statement referred to in section 5.6 (the "Proxy Statement"), insofar as it relates to the CitiFund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Smith Barney Trust for use therein.

        4.2. The Smith Barney Trust, on behalf of itself and the Smith Barney Fund, represents and warrants to the CitiFund Trust and the CitiFund as follows:

               (a) The Smith Barney Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Smith Barney Fund has been duly established as a series of the Smith Barney Trust;

               (b) The Smith Barney Trust is registered with the Commission as an openend management investment company under the 1940 Act, and such registration is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Smith Barney Trust, on behalf of the Smith Barney Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws;

               (d) The Smith Barney Fund is not, and the execution, delivery and performance of this Agreement by the Smith Barney Trust on behalf of the Smith Barney Fund will not result, in violation of Massachusetts law or of the Smith Barney Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Smith Barney Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Smith Barney Trust on behalf of the Smith Barney Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Smith Barney Fund is a party or by which it is bound;

               (e) To the Smith Barney Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Smith Barney Fund or any properties or assets held by it. The Smith Barney Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Smith Barney Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Smith Barney Fund's business or its or the Smith Barney Fund's ability to consummate the transactions herein contemplated;

               (f) The financial statements of the Smith Barney Fund at and for the year ended July 31, 1999 have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied. The financial statements of the Smith Barney Fund at and for the six-month period ended January 31, 2000, which are unaudited, are in accordance with GAAP consistently applied. All such statements (copies of which have been furnished to the CitiFund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Smith Barney Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Smith Barney Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

               (g) Since January 31, 2000, there has not been any material adverse change in the Smith Barney Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Smith Barney Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the CitiFund. For purposes of this subsection (g), a decline in net asset value per share of the Smith Barney Fund due to declines in market values of securities in the Smith Barney Fund's portfolio, the discharge of Smith Barney Fund liabilities, or the redemption of Smith Barney Fund Shares by Smith Barney Fund Shareholders shall not constitute a material adverse change;

               (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Smith Barney Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Smith Barney Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (i) For each taxable year of its operation, the Smith Barney Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date. At Closing, the Smith Barney Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date;

               (j) All issued and outstanding shares of the Smith Barney Fund
        (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Smith Barney Fund Shares, nor is there outstanding any security convertible into any Smith Barney Fund Share. The Smith Barney Fund Shares to be issued and delivered to the CitiFund for the account of the CitiFund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Smith Barney Fund Shares, and will be fully paid and non-assessable;

               (k) At the Closing Date, the Smith Barney Trust, on behalf of the Smith Barney Fund, will have good and marketable title to the Smith Barney Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the CitiFund Trust, on behalf of the CitiFund, has received notice at or prior to the Closing;

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Smith Barney Trust, and this Agreement will constitute a valid and binding obligation of the Smith Barney Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity;

               (m) The information to be furnished by the Smith Barney Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

               (n) The current prospectus and statement of additional information of the Smith Barney Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

               (o) The Proxy Statement, insofar as it relates to the Smith Barney Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the CitiFund Trust for use therein.

5.      COVENANTS

        5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

        5.2. Upon reasonable notice, the Smith Barney Fund's officers and agents shall have reasonable access to the CitiFund's books and records necessary to maintain current knowledge of the CitiFund and to ensure that the representations and warranties made by the CitiFund are accurate.

        5.3. The CitiFund Trust and the CitiFund covenant to call a meeting of the shareholders of the CitiFund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than ________ ___, 2000 (or such other date as the parties may agree to in writing).

        5.4. The CitiFund Trust and the CitiFund covenant that the Smith Barney Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

        5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.6. The Smith Barney Trust will file a Registration Statement on Form N14 (the "Registration Statement") under the 1933 Act, and the CitiFund Trust will file the Proxy Statement contained therein, in connection with the meeting of CitiFund Shareholders to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The CitiFund Trust and the CitiFund will provide the Smith Barney Fund with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

        5.7. Each of the CitiFund Trust and the CitiFund covenants that it will, from time to time, as and when reasonably requested by the Smith Barney Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Smith Barney Trust may reasonably deem necessary or desirable in order to vest in and confirm the Smith Barney Trust's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

        5.8. Each of the Smith Barney Trust and the Smith Barney Fund covenants that it will, from time to time, as and when reasonably requested by the CitiFund Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the CitiFund Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the CitiFund Trust's title to and possession of all Smith Barney Fund Shares to be transferred to the CitiFund pursuant to this Agreement and (ii) assume the assumed liabilities of the CitiFund.

        5.9. The CitiFund Trust, the Smith Barney Trust and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Smith Barney Fund, to continue its operations after the Closing Date.

        5.10. As soon as reasonably practicable after the Closing, the CitiFund shall make a liquidating distribution to its shareholders consisting of the Smith Barney Fund Shares received at the Closing.

        5.11. Each of the Smith Barney Fund and the CitiFund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CITIFUND TRUST

        The obligations of the CitiFund Trust and the CitiFund to consummate the transactions provided for herein shall be subject, at the CitiFund Trust's election, to the performance by the Smith Barney Trust and the Smith Barney Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

        6.1. All representations and warranties of the Smith Barney Trust, on behalf of itself and the Smith Barney Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Smith Barney Trust or the Smith Barney Fund, the CitiFund Trust or the CitiFund, or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the CitiFund Trust or the CitiFund, or the Smith Barney Trust or the Smith Barney Fund, which any of such persons reasonably believes might result in such litigation.

        6.2. The Smith Barney Trust shall have delivered to the CitiFund Trust on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the CitiFund Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Smith Barney Trust and the Smith Barney Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the CitiFund Trust shall reasonably request.

        6.3. The CitiFund Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the CitiFund Trust, and dated as of the Closing Date, to the effect that:

               (a) the Smith Barney Trust has been duly established as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust and is existing under the laws of the Commonwealth of Massachusetts, and the Smith Barney Fund has been duly designated as a series of the Smith Barney Trust;

               (b) the Smith Barney Trust, with respect to the Smith Barney Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Smith Barney Trust's registration statement under the 1940 Act;

               (c) the Agreement has been duly authorized, executed and delivered by the Smith Barney Trust, and constitutes a valid and legally binding obligation of the Smith Barney Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

               (d) the execution and delivery of the Agreement did not, and the exchange of the CitiFund's assets for Smith Barney Fund Shares pursuant to the Agreement will not, violate the Smith Barney Trust's Declaration of Trust or By-laws; and

               (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Smith Barney Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the CitiFund's assets for Smith Barney Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the CitiFund Trust, its Trustees and its officers, and counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the CitiFund Trust may reasonably request.

        6.4. The Smith Barney Trust and the Smith Barney Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

        6.5. The Smith Barney Trust, on behalf of the Smith Barney Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the CitiFund Trust pursuant to which the Smith Barney Trust, on behalf of the Smith Barney Fund, will assume all of the liabilities of the CitiFund existing at the Valuation Time.

     6.6. An endorsement to the CitiFund Trust's existing errors and omissions, and directors and officers liability insurance policy, or other evidence of insurance, satisfactory in all respects to the CitiFund Trust's Board of Trustees shall have been obtained at no cost to the CitiFund Trust or the CitiFund and shall be in full force and effect.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SMITH BARNEY TRUST

        The obligations of the Smith Barney Trust and the Smith Barney Fund to consummate the transactions provided for herein shall be subject, at the Smith Barney Trust's election, to the performance by the CitiFund Trust and the CitiFund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

        7.1. All representations and warranties of the CitiFund Trust, on behalf of itself and the CitiFund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the CitiFund Trust or the CitiFund, the Smith Barney Trust or the Smith Barney Fund, or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Smith Barney Trust or the Smith Barney Fund, or the CitiFund Trust or the CitiFund, which any of such persons reasonably believes might result in such litigation.

        7.2. The CitiFund Trust shall have delivered to the Smith Barney Trust the statements of net assets described in section 3.2.

        7.3. The CitiFund Trust shall have delivered to the Smith Barney Trust on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Smith Barney Trust and dated as of the Closing Date, to the effect that the representations and warranties of the CitiFund Trust and the CitiFund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Smith Barney Trust shall reasonably request.

        7.4. The Smith Barney Trust shall have received on the Closing Date an opinion of Bingham Dana LLP, in a form reasonably satisfactory to the Smith Barney Trust, and dated as of the Closing Date, to the effect that:

               (a) the CitiFund Trust has been duly established as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust and is existing under the laws of the Commonwealth of Massachusetts, and the CitiFund has been duly designated as a series of the CitiFund Trust;

               (b) the CitiFund Trust, with respect to the CitiFund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the CitiFund Trust's registration statement under the 1940 Act;

               (c) the Agreement has been duly authorized, executed and delivered by the CitiFund Trust, and constitutes a valid and legally binding obligation of the CitiFund Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

               (d) the execution and delivery of the Agreement did not, and the exchange of the CitiFund's assets for Smith Barney Fund Shares pursuant to the Agreement will not, violate the CitiFund Trust's Declaration of Trust or By-laws; and

               (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the CitiFund Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the CitiFund's assets for Smith Barney Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Smith Barney Trust, its Trustees and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Smith Barney Trust may reasonably request.

        7.5. The CitiFund Trust and the CitiFund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.      FURTHER CONDITIONS PRECEDENT

        If any of the conditions set forth below have not been met on or before the Closing Date, either party to this Agreement shall, at its option, not be required to consummate the Reorganization of the Funds contemplated by this Agreement.

        8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the CitiFund in accordance with the provisions of the CitiFund Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Smith Barney Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this section 8.1.

        8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Smith Barney Trust and the Smith Barney Fund or the CitiFund Trust and the CitiFund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Smith Barney Fund or the CitiFund.

        8.4. The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5. The CitiFund Trust and the Smith Barney Trust shall have received an order from the Commission exempting the Reorganizations from the provisions of Section 17(a) of the 1940 Act or a "no-action" letter from the staff of the Commission to the effect that the staff will not recommend that the Commission take enforcement action under Section 17(a) of the 1940 Act if the parties hereto proceed with the transactions described herein.

        8.6. The parties shall have received an opinion of Bingham Dana LLP addressed to the CitiFund Trust, the CitiFund, the Smith Barney Trust and the Smith Barney Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Smith Barney Fund of all or substantially all of the assets of the CitiFund in exchange solely for Smith Barney Fund Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiFund, followed by the distribution of the Smith Barney Fund Shares to CitiFund shareholders in exchange for their shares of the CitiFund in complete liquidation of the CitiFund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Smith Barney Fund and the CitiFund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the CitiFund upon the transfer of the CitiFund's assets to the Smith Barney Fund solely in exchange for the Smith

Barney Fund Shares and the assumption by the Smith Barney Fund of liabilities of the CitiFund or upon the distribution (whether actual or constructive) of the Smith Barney Fund Shares to the CitiFund's shareholders in exchange for their shares of the CitiFund; (iii) the basis of the assets of the CitiFund in the hands of the Smith Barney Fund will be the same as the basis of such assets in the hands of the CitiFund immediately prior to the transfer; (iv) the holding period of the assets of the CitiFund in the hands of the Smith Barney Fund will include the period during which such assets were held by the CitiFund; (v) no gain or loss will be recognized by the Smith Barney Fund upon the receipt of the assets of the CitiFund solely in exchange for Smith Barney Fund Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiFund; (vi) no gain or loss will be recognized by the shareholders of the CitiFund upon the receipt of Smith Barney Fund Shares solely in exchange for their shares of the CitiFund as part of the transaction;
(vii) the basis of Smith Barney Fund Shares received by the shareholders of the CitiFund will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the CitiFund exchanged therefor; and (viii) the holding period of Smith Barney Fund Shares received by the shareholders of the CitiFund will include the holding period during which the shares of the CitiFund exchanged therefor were held, provided that at the time of the exchange the shares of the CitiFund were held as capital assets in the hands of the shareholders of the CitiFund. The delivery of such opinion is conditioned upon receipt by Bingham Dana LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this section 8.6.

9.      INDEMNIFICATION

        9.1. The Smith Barney Trust agrees to indemnify and hold harmless the CitiFund Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Smith Barney Trust or the Smith Barney Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

        9.2. The CitiFund Trust agrees to indemnify and hold harmless the Smith Barney Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the CitiFund Trust or the CitiFund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.     FEES AND EXPENSES

        10.1. The Smith Barney Trust and the CitiFund Trust each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

        10.2. Expenses of the Reorganization will be borne equally by Citibank and SSB Citi.

11.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

        The covenants to be performed after the Closing and the obligations of each of the CitiFunds Trust, on behalf of the CitiFund, and the Smith Barney Trust, on behalf of the Smith Barney Fund, in sections 11.1 and 11.2 shall survive the Closing.

12.     TERMINATION

        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties,
(ii) by either party if the Closing shall not have occurred on or before January 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.     AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the CitiFund Trust and the Smith Barney Trust; provided, however, that following the meeting of CitiFund Shareholders called by the CitiFund pursuant to section
5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Smith Barney Fund Shares to be issued to the shareholders of the CitiFund under this Agreement to the detriment of such shareholders without their further approval.

14.     NOTICES

        Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the CitiFund Trust or the CitiFund, c/o CitiFunds Trust I, 21 Milk Street, 5th Floor, Boston, Massachusetts 02109, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: Roger P. Joseph, Esq., or to the Smith Barney Trust or the Smith Barney Fund, c/o Smith Barney Income Funds, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.: Burton
M. Leibert, Esq., or to any other address that the CitiFund Trust or the Smith Barney Trust shall have last designated by notice to the other party.

15.     HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

        15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this section is intended to limit the rights of shareholders of the CitiFund Trust to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

        15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

        15.5 The CitiFund Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of CitiFunds Trust I entered into the name or on behalf of the CitiFund Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the CitiFund Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the CitiFund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the CitiFund Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the CitiFund.

        15.6 The Smith Barney Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of Smith Barney Income Funds entered into the name or on behalf of the Smith Barney Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Smith Barney Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Smith Barney Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Smith Barney Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Smith Barney Fund.

                              [Signatures follow]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                               CITIFUNDS TRUST I
                                      on behalf of CitiFunds Balanced Portfolio


                                      By:_________________________________
                                         Name:
                                         Title:

Attest:                               SMITH BARNEY INCOME FUNDS
                                      on behalf of Smith Barney Balanced Fund


                                      By:_________________________________
                                         Name:
                                         Title:


Solely for purposes of Section 10.2:

CITIBANK, N.A.


By:_________________________________
    Name:
    Title:


SSB CITI FUND MANAGEMENT LLC


By:_________________________________
    Name:
    Title:

                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                         RELATING TO THE ACQUISITION BY
 SMITH BARNEY BALANCED FUND (THE "SMITH BARNEY FUND"), A SERIES OF SMITH BARNEY
                      INCOME FUNDS ("SMITH BARNEY TRUST")

                              388 Greenwich Street
                            New York, New York 10013
                                 (800) 451-2010

                                OF THE ASSETS OF
           CITIFUNDS BALANCED PORTFOLIO (THE "CITIFUND"), A SERIES OF
                    CITIFUNDS TRUST I ("CITIFUNDS TRUST").

                           21 Milk Street, 5th Floor
                                Boston, MA 02109
                                 (617) 423-1679

                             Dated: August 16, 2000

     This Statement of Additional Information is not a prospectus. A Proxy Statement/ Prospectus, dated August 16, 2000, relating to the above-referenced matter may be obtained without charge by calling or writing the Smith Barney Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:

      1. Prospectus and Statement of Additional Information for the Smith Barney Fund, dated November 28, 1999.

      2. Prospectus and Statement of Additional Information for the CitiFund, dated March 1, 2000.

      3. Annual Report of the Smith Barney Fund for the year ended July 31, 1999 and Semi-Annual Report of the Smith Barney Fund for the six-month period ended January 31, 2000.

      4. Annual Report of the CitiFund for the year ended October 31, 1999 and Semi-Annual Report of the CitiFund for the six-month period ended April 30, 2000.


                               TABLE OF CONTENTS

                                                                  Page

General Information................................................1

Pro Forma Financial Statements.....................................2

                              GENERAL INFORMATION

     This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of the CitiFund to the Smith Barney Trust, on behalf of the Smith Barney Fund, in exchange for shares of the Smith Barney Fund (the "Reorganization"). The shares issued by the Smith Barney Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the CitiFund that were outstanding immediately before the effective time of the Reorganization.

     After the transfer of substantially all of its assets and liabilities in exchange for the Smith Barney Fund shares, the CitiFund will distribute such shares to its shareholders in liquidation of the CitiFund. Each shareholder owning shares of the CitiFund at the effective time of the Reorganization will receive shares of the corresponding class from the Smith Barney Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the CitiFund. The Smith Barney Fund will establish an account for each former shareholder of the CitiFund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the CitiFund for each shareholder. Upon completion of the Reorganization with respect to the CitiFund, all outstanding shares of the CitiFund will have been redeemed and cancelled in exchange for shares distributed by the Smith Barney Fund, and the CitiFund will wind up its affairs and be terminated as a series of the CitiFunds Trust under Massachusetts law.

     For further information about the transaction, see the Combined Proxy Statement/ Prospectus.


                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following unaudited PRO FORMA information gives effect to the proposed transfer of substantially all of the assets and liabilities of the CitiFund, as well as CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced (each of which may also merge into the Smith Barney Fund), to the Smith Barney Fund as if such transfer had occurred as of April 30, 2000. In addition, the pro-forma combined statements have been prepared based upon the fee and expense structure of the Smith Barney Fund. The PRO FORMA financial information should be read in conjunction with the historical financial statements and notes thereto of the CitiFund and the Smith Barney Fund incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the CitiFund to the Smith Barney Fund will be accounted for as a tax-free reorganization.

MERGER OF CITIFUNDS BALANCED, CITISELECT 200, CITISELECT 300 INTO SMITH BARNEY BALANCED

                                        SMITH BARNEY      CITIFUNDS    CITISELECT     CITISELECT                       PRO FORMA
                                          BALANCED        BALANCED        200            300        ADJUSTMENTS        COMBINED
                                        ------------   ------------   -----------   ------------    ----------       --------------
PRO FORMA STATEMENT OF ASSETS AND
  LIABILITIES (UNAUDITED)                  AS OF           AS OF          AS OF           AS OF
                                          4/30/00         4/30/00        4/30/00         4/30/00
ASSETS:

Investments, at value                   $833,740,699   $199,351,143   $72,568,854   $126,701,182         --          $1,232,361,878
Cash                                             808           --            --             --           --                     808
Dividends & interest receivable            6,437,475           --            --             --           --               6,437,475
Receivable for Fund shares sold              176,836          2,266         1,194          2,006         --                 182,302
Receivable for securities sold             4,106,451           --            --             --           --               4,106,451
Receivable for tax reclaims                   11,133         31,734        43,471        152,894         --                 239,232
Receivable for open forward foreign
  currency contracts                         808,276           --            --             --           --                 808,276
                                        ------------   ------------   -----------   ------------   ----------        --------------
      TOTAL ASSETS                      $845,281,678   $199,385,143   $72,613,519   $126,856,082         --          $1,244,136,422
                                        ------------   ------------   -----------   ------------   ----------        --------------

LIABILITIES:
Allocation of assets and liabilities of
  Hubs (net)                                             18,360,688    12,988,610     21,400,841     (436,963) d         52,313,176
Payable for Fund shares redeemed              11,854        521,438       224,647        852,046         --               1,609,985
Payable for securities purchased          10,019,891           --            --             --           --              10,019,891
Management fees payable                      266,507           --           6,660         13,671     (833,911) a,g         (547,073)
Administration fees payable                  118,144           --            --             --        937,331  b          1,055,475
Distribution costs payable                   453,902           --            --             --       (708,904) c           (255,002)
Accrued expenses and other liabilities       401,028        135,563        84,659        289,195      (27,518) d,e,f        882,927
Payable for open forward foreign
  currency contracts                         257,982           --            --             --           --                 257,982
                                        ------------   ------------   -----------   ------------   ----------        --------------
      TOTAL LIABILITIES                   11,529,308     19,017,689    13,304,576     22,555,753   (1,069,965)           65,337,361
                                        ------------   ------------   -----------   ------------   ----------        --------------
      NET ASSETS                        $833,752,370   $180,367,454   $59,308,943   $104,300,329   $1,069,965        $1,178,799,061
                                        ------------   ------------   -----------   ------------   ----------        --------------

NET ASSETS:
Par value of capital shares                   56,748           --            --             --           --                  56,748
Capital paid in excess of par value      670,641,848    186,784,631    59,424,744     99,880,141         --           1,016,731,364
Undistributed net investment income
  (loss)                                   6,429,275        714,567       560,950        854,185    1,069,965             9,628,942
Accumulated net realized gain (loss)      22,701,144     (2,710,559)   (3,121,643)   (12,581,676)        --               4,287,266
Net unrealized appreciation
  (depreciation) of investments          133,923,355     (4,421,185)    2,444,892     16,147,679         --             148,094,741
                                        ------------   ------------   -----------   ------------   ----------        --------------
NET ASSETS                              $833,752,370   $180,367,454   $59,308,943   $104,300,329   $1,069,965        $1,178,799,061
                                        ============   ============   ===========   ============   ==========        ==============

OUTSTANDING SHARES:
CLASS A                                   26,687,714     13,899,397     5,748,896      9,976,963   (6,475,488)           49,837,482
                                        ============   ============   ===========   ============
CLASS B                                   28,712,849        135,786        62,650         84,162      (60,307)           28,935,140
                                        ============   ============   ===========   ============
CLASS L                                      952,830           --            --             --              0               952,830
                                        ============   ============   ===========   ============
CLASS O                                      394,608           --            --             --              0               394,608
                                        ============   ============   ===========   ============
NET ASSET VALUE
CLASS A (and redemption price)                $14.72         $12.85        $10.21         $10.37                             $14.73
                                        ============   ============   ===========   ============                     ==============
CLASS B                                       $14.67         $12.91        $10.18         $10.34                             $14.68
                                        ============   ============   ===========   ============                     ==============
CLASS L                                       $14.68         $ 0.00        $ 0.00         $ 0.00                             $14.69
                                        ============   ============   ===========   ============                     ==============
CLASS O                                       $14.68         $ 0.00        $ 0.00         $ 0.00                             $14.69
                                        ============   ============   ===========   ============                     ==============

CLASS A MAXIMUM OFFERING PRICE                $15.49         $13.53        $10.69         $10.86                             $15.50
                                        ============   ============   ===========   ============                     ==============
CLASS L MAXIMUM OFFERING PRICE                $14.83         $ 0.00        $ 0.00         $ 0.00                             $14.84
                                        ============   ============   ===========   ============                     ==============


See accompanying notes to unaudited pro forma financial statements.

MERGER OF CITIFUNDS BALANCED, CITISELECT 200, CITISELECT 300 INTO SMITH BARNEY BALANCED

                                        SMITH BARNEY      CITIFUNDS    CITISELECT     CITISELECT                       PRO FORMA
                                          BALANCED        BALANCED        200            300        ADJUSTMENTS        COMBINED
                                        ------------   ------------   -----------   ------------    ----------       --------------

PRO FORMA STATEMENT OF OPERATIONS          FOR THE        FOR THE       FOR THE        FOR THE
  (UNAUDITED)                             12 MONTHS      12 MONTHS     12 MONTHS      12 MONTHS
                                            ENDED          ENDED         ENDED         ENDED
                                           4/30/00        4/30/00       4/30/00       4/30/00

INVESTMENT INCOME:
Interest                                $ 30,905,024   $  4,783,976   $ 5,169,469   $  6,217,947         --          $   47,076,416
Dividends                                  6,931,434      1,847,168       453,637      1,208,381         --              10,440,620
Less: Foreign withholding tax               (327,078)          --            --             --           --                (327,078)
                                        ------------   ------------   -----------   ------------   ----------        --------------
         TOTAL INVESTMENT INCOME        $ 37,509,380      6,631,144     5,623,106      7,426,328         --              57,189,958

EXPENSES:
Allocated HUB  Management Expenes               --          818,702       420,092      1,039,830         --               2,278,624
Allocated HUB Expenes                           --          110,502       200,184        126,277     (436,963) d               --
Management fees                            3,926,843        476,507       208,411        259,397   (1,113,944) a          3,757,214
Distribution costs                         4,865,921        548,613       503,141        846,907     (708,904) c          6,055,678
Administration fees                        1,745,263           --            --             --        937,331  b          2,682,594
Shareholder servicing agent                  903,138         26,175        63,576         96,323      375,329  e          1,464,541
Shareholder communications                   248,100         92,362        47,820         45,847     (111,607) d            322,522
Registration fees                            246,437           --            --             --           --                 246,437
Custodian fees/Fund Accounting                60,111         36,328        29,229         26,140      (75,294) d             76,514
Legal and auditing fees                       54,326         91,961        69,615         70,820     (195,221) d             91,501
Directors' fees                               16,490         21,055         8,046          9,398      (30,725) d             24,264
Pricing Fees                                  23,610           --            --             --         10,000  f             33,610
Other                                        (48,634)        53,711        28,627         16,159         --                  49,863
                                        ------------   ------------   -----------   ------------   ----------        --------------
         Total Expenses                   12,041,605      2,275,916     1,578,741      2,537,098   (1,349,998)           17,083,362
         Less: Management Fee Waivers           --         (206,077)      (73,956)          --        280,033 g                --
                                        ------------   ------------   -----------   ------------   ----------        --------------
         NET EXPENSES                     12,041,605      2,069,839     1,504,785      2,537,098   (1,069,965)           17,083,362
                                        ------------   ------------   -----------   ------------   ----------        --------------
NET INVESTMENT INCOME                     25,467,775      4,561,305     4,118,321      4,889,230    1,069,965            40,106,596
                                        ------------   ------------   -----------   ------------   ----------        --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) From:
    Security Transactions (excluding
      short term securities)              22,364,760     (5,024,320)     (328,246)     5,806,867         --          $   22,819,061
    Options written                                0              0             0              0         --
    Options purchased                              0              0             0              0         --
    Foreign currency transactions            301,466              0             0              0                            301,466
  Net Change in Unrealized Appreciation
    of Investments                        13,956,059     (8,788,984)   (3,715,335)    (4,491,924)        --              (3,040,184)
                                        ------------   ------------   -----------   ------------   ----------        --------------
      Net Gain (Loss) On Investments      36,622,285    (13,813,304)   (4,043,581)     1,314,943            0            20,080,343
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $ 62,090,060   ($ 9,251,999)  $    74,740   $  6,204,173   $1,069,965        $   60,186,939
                                        ============   ============   ===========   ============   ==========        ==============


(a) Reflects adjustment for lower managament fee of SB Balanced Fund.
(b) Reflects adjustment for SB Balanced Fund administration fee of 0.20%.
(c) Reflects adjustment for lower distribution costs of SB Balanced Fund.
(d) Reflects adjustment due to duplicate services.
(e) Reflects adjustment to transfer agent fees based on rates of SB Balanced Fund.
(f) Reflects adjustment for volume increase.
(g) Reflects adjustment to eliminate management fee waiver.

See accompanying notes to unaudited pro forma financial statements.

[Pro Forma schedule of investments to be filed by amendment.]

Pro Forma Footnotes of Merger Between Smith Barney Balanced Fund and CitiFunds Balanced Fund, CitiSelect 200 Fund and CitiSelect 300 Fund April 30, 2000 (unaudited)

1.     General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all of the assets of the CitiFunds Balanced Fund, the CitiSelect 200 Fund and the CitiSelect 300 Fund ("the Acquired Funds") by the Smith Barney Balanced Fund ("Fund" or "Balanced Fund") in exchange for shares of Balanced Fund and the assumption by Balanced Fund of substantially all of the liabilities of the Acquired Funds as described elsewhere in this proxy statement/prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Funds for shares of the Balanced Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free merger. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Funds in exchange for shares of Balanced Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on April 30, 2000. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective May 1, 1999. The unaudited pro forma financial statements are as of the semi-annual period end of the Acquired Funds as that date is more recent than the most recently filed financial statements for Balanced Fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquired Funds and Balanced Fund which are included in their respective annual reports dated October 31, 1999 and July 31, 1999, respectively. The expense of the reorganization, including the cost of the proxy solicitation, will be borne by SSB Citi Fund Management LLC ("SSBC"), Balanced Fund's Investment Manager. SSBC is a subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a subsidiary of Citigroup Inc.

2.     Significant Accounting Policies

Balanced Fund, a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by Balanced Fund are:

     (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are recorded on the identified cost basis; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

3.     Pro-Forma Adjustments

The accompanying unaudited pro forma portfolio of investments and pro forma financial statements reflect changes in shares and fund expenses as if the merger had taken place on May 1, 1999. Adjustments were made to certain expenses to reflect the merged entities' operations, and to reflect new investment advisory and administration agreements as if they had been in place as of May 1, 1999.

4.     Investment Advisory Agreement and Other Transactions

SSBC acts as investment advisor of Balanced Fund. Balanced Fund pays SSBC an advisory fee calculated at an annual rate of 0.45%. This fee is calculated daily and paid monthly.

Under an administration agreement, SSBC also acts as Balanced Fund's administrator for which Balanced Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is also calculated daily and paid monthly.

Under these agreements, Balanced Fund pays SSBC a maximum annual combined fee of 0.65% of average net assets for both investment advisory and administration services. Under the agreements between Citibank, N. A., a subsidiary of Citigroup, and the Acquired Funds, Citibank, N. A. receives a combined annual fee of 0.75% for such services from CitiSelect 200 Fund and CitiSelect 300 Fund, and .70% for such services from CitiFunds Balanced.

Citi Fiduciary Trust Company ("CFTC"), a subsidiary of Citigroup, is Balanced Fund's transfer agent. Salomon Smith Barney Inc., another subsidiary of Citigroup, acts as Balanced Fund's distributor.

                           PART C: OTHER INFORMATION

ITEM 15.    INDEMNIFICATION

     The response to this item is incorporated by reference to section 9 of the Agreement and Plan of Reorganization and Post-Effective Amendment No. 2 to the Registrant Statement filed on Form N-1A with the SEC on March 13, 1985 (the "Registration Statement").

ITEM 16.    EXHIBITS

  1(a) Amendment No. 1 to the Registrant's Master Trust Agreement dated July 30, 1993 and First Amended and Restated Master Trust Agreement dated November 5, 1993 are incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

  1(b) Amendment to the Registrant's Amended and Restated Master Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.

  2 Registrant's By-Laws are incorporated by reference to the Registration Statement.

  3           Not Applicable.

  4            Form of Agreement and Plan of Reorganization is filed
              herewith as Exhibit A.

  5           Not Applicable.

  6(a) Transfer of Investment Advisory Agreements between the Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

  6(b) Form of Transfer and Assumption of Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

  7(a) Form of Distribution Agreement between the Registrant and Salomon Smith Barney, Inc. is filed herewith.

  7(b) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 54 to the Registration
              Statement.

  8           Not Applicable.

  9(a)         Custodian Agreement between the Registrant and PNC Bank,
              National Association is incorporated by reference to Post-Effective Amendment No. 41 to the Registration
              Statement.

  9(b)         Form of Custodian Agreement between the Registrant and
              Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 43 to the Registration
              Statement.

  10(a) Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund and Salomon Smith Barney Inc. are incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

  10(b) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective
              Amendment No. 52 to the Registration Statement.

  10(c) Amended Plan pursuant to Rule 18f-3(d) is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.

  11 Opinion and Consent of Willkie Farr & Gallagher is filed herewith.

  12 Opinion of Bingham Dana LLP supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed by amendment.

  13(a) Administration Agreement between the Registrant and Mutual Management Corp. is incorporated by reference to Post-Effective Amendment No. 40 to the Registration
              Statement.

  13(b)       Transfer Agency and Registrar Agreement between the
              Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

  14 Consent of Independent Public Accountants is filed herewith.

  15          Not Applicable.

  16          n/a

  17(a)       Form of proxy card is filed herewith.

  17(b) Annual Report of CitiFunds Balanced Portfolio, dated October 31, 1999, is incorporated by reference to the Annual Report for CitiFunds Trust I (File Nos. 2-90518 and 811-4006) filed on December 29, 1999.

  17(c) Semi-Annual Report of CitiFunds Balanced Portfolio, dated April 30, 2000, is incorporated by reference to the Semi-Annual Report for CitiFunds Trust I (File Nos. 2-90518 and 811-4006) filed on June 23, 2000.

  17(d) Prospectus and statement of additional information of CitiFunds Balanced Portfolio, dated March 1, 2000, is incorporated by reference to the filing made pursuant to Rule 497 on March 3, 2000 for CitiFunds Trust I (File Nos.
              2-90518 and 811-4006).

  17(e) Annual Report of the Registrant, dated July 31, 1999, is incorporated by reference to the Annual Report, filed on October 26, 1999.

  17(f) Semi-Annual Report of the Registrant, dated January 31, 2000, is incorporated by reference to the Semi-Annual Report, filed on April 3, 2000

  17(g) Prospectus and statement of additional information of the Registrant, dated November 28, 1999, are incorporated by reference to Post-Effective Amendment No. 56 filed on November 24, 1999.

ITEM 17.    UNDERTAKINGS

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 C.F.R. 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed on behalf of the Registrant in the City of New York and the State of New York on the 13th day of July, 2000.

                                     SMITH BARNEY INCOME FUNDS

                                     By:  /s/ Heath B. McLendon
                                          ---------------------------
                                          Heath B. McLendon
                                          Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacity on the date indicated.

/s/ Heath B. McLendon         Chairman of the Board,       July 13, 2000
----------------------         President and Chief
Heath B. McLendon              Executive Officer

/s/ Lewis E. Daidone          Senior Vice President,       July 13, 2000
----------------------         Treasurer, Chief
Lewis E. Daidone               Financial and
                               Accounting Officer

/s/ Lee Abraham*              Trustee                      July 13, 2000
----------------------
Lee Abraham

/s/ Allan J. Bloostein*       Trustee                      July 13, 2000
----------------------
Allan J. Bloostein

/s/ Richard E. Hanson*        Trustee                      July 13, 2000
----------------------
Richard E. Hanson

/s/ Jane F. Dasher**          Trustee                      July 13, 2000
----------------------
Jane F. Dasher

/s/ Donald R. Foley**         Trustee                      July 13, 2000
----------------------
Donald R. Foley

/s/ Paul Hardin**             Trustee                      July 13, 2000
----------------------
Paul Hardin

/s/ Roderick Rasmussen**      Trustee                      July 13, 2000
----------------------
Roderick Rasmussen

/s/ John P. Toolan**          Trustee                      July 13, 2000
----------------------
John P. Toolan


*,**By: /s/ Heath B. McLendon
        -------------------------
        Heath B. McLendon
        Executed by Heath B. McLendon, Attorney-in-Fact on behalf of those indicated, pursuant to Powers of Attorney dated September 4, 1996 and May 20, 1999, respectively.

EXHIBIT INDEX

Exhibit No.    Description

   7(a)        Form of Distribution Agreement
   11          Opinion and Consent of Willkie Farr & Gallagher
   14          Consent of Independent Public Accountants
   17(a)       Form of proxy card